Exhibit 99.2

INVESTOR FINANCIAL SUPPLEMENT

DECEMBER 31, 2011

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Address:

One Hartford Plaza

Hartford, CT 06155

Internet address:

http://www.thehartford.com

Contacts:

Sabra Purtill

Senior Vice President

Investor Relations

Phone (860) 547-8691

Ryan Greenier

Assistant Vice President

Investor Relations

Phone (860) 547-8844

Margaret Mann

Program Assistant

Investor Relations

Phone (860) 547-3800

As of January 27, 2011

	September 30,	September 30,	September 30,	September 30,
	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A	A+	A	A2
Hartford Life Insurance Company	A	A-	A	A3
Hartford Life and Accident Insurance Company	A	A-	A	A3
Hartford Life and Annuity Insurance Company	A	A-	A	A3
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3
Commercial paper	AMB-2	F2	A-2	P-3

TRANSFER AGENT

The Bank of New York Mellon

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310

1 (877) 272-7740

COMMON STOCK

Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.

This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTOR FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

September 30,
Basis of Presentation	i,ii,iii

CONSOLIDATED
Consolidated Financial Results	1
Operating Results by Segment	2
Consolidated Statements of Operations	3
Consolidating Balance Sheets	4
Capital Structure	5
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	6
Accumulated Other Comprehensive Loss	7
Computation of Basic and Diluted Earnings (Losses) Per Common Share	8
Analysis of Net Realized Capital Gains (Losses) After-tax and DAC	9
Computation of Return-on-Equity Measures	10
Components of Net Realized Capital Gains (Losses) After-tax and DAC and Excluded From Core Earnings
Three Months Ended December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011	11
Year Ended December 31, 2010 and 2011	12
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
Three Months Ended December 31, 2011	13
Year Ended December 31, 2011	14

COMMERCIAL MARKETS
Income Statements	15
Property & Casualty Commercial
Operating Results	16
Underwriting Results	17
Group Benefits
Income Statements	18
Supplemental Data	19

CONSUMER MARKETS
Income Statements	20
Operating Results	21
Underwriting Results	22
Written and Earned Premiums	23

WEALTH MANAGEMENT
Operating Results	24
Financial Highlights Excluding Impact of Unlock	25
Deferred Policy Acquisition Costs and Present Value of Future Profits	26
Annuity Death and Income Benefits	27
Individual Annuity
Income Statements	28
Account Value Rollforward	29
Individual Life
Income Statements	30
Supplemental Data	31
Account Value Rollforward	32
Retirement Plans
Income Statements	33
Supplemental Data
Assets Under Management	34
Account Value and Asset Rollforward	35
Mutual Funds
Income Statements	36
Supplemental Data
Deposits and Assets Under Management	37
Asset Rollforward	38

RUNOFF OPERATIONS
Financial Highlights	39
Supplemental Data
Life Other Operations - Account Value Data	40
Life Other Operations - DAC rollforward	41
International Annuity Death and Income Benefits	42

CORPORATE
Income Statements	43

INVESTMENTS
Investment Earnings Before-tax	44
Composition of Invested Assets
Consolidated	45
Life	46
Property & Casualty	47
Unrealized Loss Aging	48
Invested Asset Exposures
As of December 31, 2011	49

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•

The Company is organized into three customer-oriented divisions, Commercial Markets, Consumer Markets and Wealth Management, conducting business principally in nine reporting segments. A Runoff Operations division was formed for 2011 segment reporting to reflect the manner in which the Company is currently organized for purposes of making operating decisions and assessing performance. The Runoff Operations division consists of two new reporting segments, Life Other Operations and Property & Casualty Other Operations. Segment data for prior reporting periods has been adjusted accordingly.

•

The Commercial Markets division consists of the reporting segments of Property & Casualty Commercial and Group Benefits. Property & Casualty Commercial provides workers’ compensation, property, automobile, marine, livestock, liability and umbrella coverages, primarily throughout the United States (“U.S.”), along with a variety of customized insurance products and risk management services including professional liability, fidelity, surety, and specialty casualty coverages. Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.

•

Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. Consumer Markets also operates a member contact center for health insurance products offered through the AARP Health program.

•

The Wealth Management division includes the reporting segments of Individual Annuity, Individual Life, Retirement Plans and Mutual Funds. Individual Annuity offers individual variable, fixed market value adjusted, and single premium immediate annuities in the U.S. Individual Life sells a variety of life insurance products, including variable universal life, universal life, and term life. Retirement Plans provides products and services to corporations pursuant to Section 401(k)of the Internal Revenue Code of 1986, as amended (“IRS code”) and products and services to municipalities and not-for-profit organizations under Sections 457 and 403(b) of the IRS code. Mutual Funds offers retail, proprietary and investment-only mutual funds and 529 college savings plans.

•

The Runoff Operations division includes the reporting segments of Life Other Operations and Property & Casualty Other Operations. Life Other Operations includes International Annuity, Institutional Annuity, and Private Placement Life Insurance, previously reported in Wealth Management. Property & Casualty Other Operations was previously reported in Corporate and Other.

•

The Hartford includes in Corporate the Company’s debt financing and related interest expense, as well as other capital raising activities; banking operations; certain fee inome and commissions expenses associated with sales of non-proprietary products by broker-dealer subsidiaries; and certain purchase accounting adjustments and other charges not allocated to the segments.

•

The balance sheet and certain balance sheet measures incorporated herein are presented in the statutory legal entity views for Life and Property & Casualty. Life consists of the Wealth Management division, Life Other Operations, Group Benefits and an Other category. Property & Casualty consists of the of Property & Casualty Commercial, Property & Casualty Other Operations and the Consumer Markets Division. Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.

•

Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•

The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•

The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•

Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

•

Mutual fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual funds assets are not included on the balance sheet.

•	Return on assets (“ROA”) is calculated using annualized earnings divided by a two-point average of assets under management.

•

Assets under management (“AUM”) is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in capital markets or through net flow.

•

Assets under administration (“AUA”) represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.

•

Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.

•	NM—Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

BASIS OF PRESENTATION (CONTINUED)

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•

The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•

The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses and discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for the Company’s managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page 2.

•

Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page 8.

•

Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s Property & Casualty Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for Property & Casualty Commercial and Consumer Markets is set forth at pages 16 and 21, respectively.

•

The Hartford’s management evaluates profitability of the Property & Casualty Commercial and Consumer Markets segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. A reconciliation of underwriting results to net income for Property & Casualty Commercial and Consumer Markets is set forth at pages 16 and 21, respectively.

•

A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•

ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. ROA is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including net realized gains (losses), net of tax and DAC, excluded from core earnings, and the effect of including discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, should include net realized gains and losses on net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and excluding discontinued operations, and ROA when reviewing the Company’s performance.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

BASIS OF PRESENTATION (CONTINUED)

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•

After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including certain realized gains (losses). Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should include net realized gains and losses on net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and after-tax margin when reviewing the Company’s performance.

•

Book value per common share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.

•

Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding and dilutive potential common shares. The Hartford provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.

•

The Hartford provides different measures of the return on common equity (“ROE”) of the Company. ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders’ equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders’ equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to common equity, including AOCI) is set forth at page 10.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATED FINANCIAL RESULTS

	000000	000000	000000	000000	000000	000000		000000		000000	000000	000000
	THREE MONTHS ENDED					Year Over Year		Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month		3 Month		DECEMBER 31,
	2010	2011	2011	2011	2011	Change		Change		2010	2011	Change
HIGHLIGHTS
Net income	$619	$511	$24	$—	$127	(79%)		NM		$1,680	$662	(61%)
Core earnings	$529	$586	$12	$33	$339	(36%)		NM		$1,972	$970	(51%)
Total revenues [1]	$5,930	$6,300	$5,401	$4,520	$5,638	(5%)		25%		$22,049	$21,859	(1%)
Total assets	$318,346	$322,538	$317,469	$305,598	$304,064	(4%)		(1%)

PER SHARE AND SHARES DATA [2]
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$1.37	$1.13	$0.03	$(0.02)	$0.26	(81%)		NM		$2.70	$1.40	(48%)
Core earnings available to common shareholders	$1.17	$1.30	$0.00	$0.05	$0.74	(37%)		NM		$3.38	$2.09	(38%)
Diluted earnings (losses) per common share
Net income (loss) available to common shareholders	$1.24	$1.01	$0.03	$(0.02)	$0.24	(81%)		NM		$2.50	$1.30	(48%)
Core earnings available to common shareholders	$1.06	$1.15	$0.00	$0.05	$0.69	(35%)		NM		$3.09	$1.94	(37%)
Weighted average common shares outstanding (basic)	444.3	444.6	445.1	445.3	445.1	0.8	sh	(0.2	) sh	431.5	445.0	13.5	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	497.8	508.2	482.4	473.4	489.6	(8.2	) sh	16.2	sh	481.5	478.0	(3.5	) sh
Common shares outstanding	444.5	445.1	445.3	445.5	442.5	(2.0	) sh	(3.0	) sh	444.5	442.5	(2.0	) sh
Book value per common share	$44.44	$45.93	$47.43	$49.89	$50.52	14%		1%
Per common share impact of AOCI	$(2.26)	$(1.72)	$(0.17)	$2.39	$2.62	NM		10%
Book value per common share (excluding AOCI)	$46.70	$47.65	$47.60	$47.50	$47.90	3%		1%
Book value per diluted share	$40.40	$41.57	$43.11	$46.72	$47.25	17%		1%
Per diluted share impact of AOCI	$(2.00)	$(1.52)	$(0.15)	$2.18	$2.39	NM		9%
Book value per diluted share (excluding AOCI)	$42.40	$43.09	$43.26	$44.54	$44.86	6%		1%
Common shares outstanding and dilutive potential common shares	502.7	505.1	502.8	487.6	484.9	(17.8	) sh	(2.7	) sh

FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI) [3]	6.8%	9.6%	9.0%	5.3%	3.1%	(3.7)		(2.2)
ROE (core earnings last 12 months to common stockholder equity excluding AOCI) [3]	7.5%	9.6%	8.7%	5.5%	4.5%	(3.0)		(1.0)
Debt to capitalization, including AOCI	24.5%	23.9%	23.4%	22.5%	21.3%	(3.2)		(1.2)
Annualized investment yield, after-tax	3.1%	3.2%	3.1%	2.9%	2.8%	(0.3)		(0.1)		3.1%	3.0%	(0.1)

[1]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See page 3 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses in the three months ended December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

[2]	See page 8 for computation of basic and diluted earnings (losses) per common share.

[3]	See page 10 for a computation of ROE measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

OPERATING RESULTS BY SEGMENT

(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

	00000	00000	00000	00000	00000	00000	00000	00000	00000	00000
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
Property & Casualty Commercial	$201	$181	$99	$86	$25	(88%)	(71%)	$991	$391	(61%)
Group Benefits	30	19	30	20	15	(50%)	(25%)	158	84	(47%)

Commercial Markets core earnings	231	200	129	106	40	(83%)	(62%)	1,149	475	(59%)

Consumer Markets core earnings (losses)	28	113	(179)	(10)	83	196%	NM	145	7	(95%)

Individual Annuity	179	145	139	(96)	161	(10%)	NM	525	349	(34%)
Individual Life	43	43	50	(19)	39	(9%)	NM	208	113	(46%)
Retirement Plans	14	21	16	(26)	8	(43%)	NM	70	19	(73%)
Mutual Funds	24	27	27	24	20	(17%)	(17%)	94	98	4%

Wealth Management core earnings	260	236	232	(117)	228	(12%)	NM	897	579	(35%)

Life Other Operations	66	93	80	128	42	(36%)	(67%)	210	343	63%
P&C Other Operations	13	23	(167)	9	16	23%	78%	(69)	(119)	(72%)

Runoff operations core earnings	79	116	(87)	137	58	(27%)	(58%)	141	224	59%

Corporate core losses	(69)	(79)	(83)	(83)	(70)	(1%)	16%	(360)	(315)	12%

CONSOLIDATED
Core earnings	529	586	12	33	339	(36%)	NM	1,972	970	(51%)
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [1][2]	55	(237)	92	(36)	(213)	NM	NM	(228)	(394)	(73%)
Add: Income (loss) from discontinued operations	35	162	(80)	3	1	(97%)	(67%)	(64)	86	NM

Net income	$619	$511	$24	$—	$127	(79%)	NM	$1,680	$662	(61%)

PER SHARE DATA [3]
Diluted earnings (losses) per common share
Core earnings available to common shareholders	$1.06	$1.15	$0.00	$0.05	$0.69	(35%)	NM	$3.09	$1.94	(37%)
Net income (loss) available to common shareholders	$1.24	$1.01	$0.03	$(0.02)	$0.24	(81%)	NM	$2.50	$1.30	(48%)

DAC unlock IMPACT ON CORE EARNINGS BY SEGMENT
Individual Annuity	$83	$46	$(5)	$(179)	$75	(10%)	NM	$152	$(63)	NM
Individual Life	(1)	(2)	(2)	(65)	(1)	—	98%	23	(70)	NM
Retirement Plans	3	4	(4)	(38)	(1)	NM	97%	26	(39)	NM
Life Other Operations	(36)	13	(10)	55	(26)	28%	NM	(72)	32	NM

DAC unlock impact on core earnings	49	61	(21)	(227)	47	(4%)	NM	129	(140)	NM
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	15	1	(56)	(289)	(46)	NM	84%	(14)	(390)	NM
Add: Income (loss) from discontinued operations	(1)	—	—	—	—	100%	—	(4)	—	100%
							—

DAC unlock impact on net income (loss)	$63	$62	$(77)	$(516)	$1	(98%)	NM	$111	$(530)	NM

[1]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[2]	Includes those net realized capital losses excluded from core earnings (losses). See page 9 for further analysis.

[3]	See page 8 for the reconciliation of net income (loss) per common share to core earnings (losses) per common share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
Earned premiums	$3,509	$3,519	$3,545	$3,518	$3,506	—	—	$14,055	$14,088	—
Fee income	1,218	1,209	1,219	1,192	1,130	(7%)	(5%)	4,748	4,750	—
Net investment income (loss):
Securities available-for-sale and other	1,089	1,108	1,104	1,062	998	(8%)	(6%)	4,364	4,272	(2%)
Equity securities, trading [1]	131	803	(597)	(1,890)	325	148%	NM	(774)	(1,359)	(76%)

Total net investment income (loss)	1,220	1,911	507	(828)	1,323	8%	NM	3,590	2,913	(19%)
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(74)	(119)	(31)	(71)	(42)	43%	41%	(852)	(263)	69%
OTTI losses recognized in other comprehensive income	15	64	8	11	6	(60%)	(45%)	418	89	(79%)

Net OTTI losses recognized in earnings	(59)	(55)	(23)	(60)	(36)	39%	40%	(434)	(174)	60%
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	(30)	(348)	92	635	(350)	NM	NM	(177)	29	NM

Total net realized capital gains (losses)	(89)	(403)	69	575	(386)	NM	NM	(611)	(145)	76%
Other revenues	72	64	61	63	65	(10%)	3%	267	253	(5%)

Total revenues	5,930	6,300	5,401	4,520	5,638	(5%)	25%	22,049	21,859	(1%)

Benefits, losses and loss adjustment expenses	3,263	3,178	3,976	4,006	3,465	6%	(14%)	13,025	14,625	12%
Benefits, losses and loss adjustment expenses—returns credited on International variable annuities [1]	131	803	(597)	(1,889)	324	147%	NM	(774)	(1,359)	(76%)
Amortization of deferred policy acquisition costs and present value of future profits	514	664	835	1,320	608	18%	(54%)	2,527	3,427	36%
Insurance operating costs and expenses	1,135	1,120	1,224	1,059	995	(12%)	(6%)	4,407	4,398	—
Interest expense	128	128	128	128	124	(3%)	(3%)	508	508	—
Goodwill impairment	—	—	—	—	30	NM	NM	—	30	NM

Total benefits and expenses	5,171	5,893	5,566	4,624	5,546	7%	20%	19,693	21,629	10%

Income (loss) from continuing operations before income taxes	759	407	(165)	(104)	92	(88%)	NM	2,356	230	(90%)

Income tax expense (benefit)	175	58	(269)	(101)	(34)	NM	66%	612	(346)	NM

Income (loss) from continuing operations	584	349	104	(3)	126	(78%)	NM	1,744	576	(67%)

Income (loss) from discontinued operations, net of tax	35	162	(80)	3	1	(97%)	(67%)	(64)	86	NM

Net income	619	511	24	—	127	(79%)	NM	1,680	662	(61%)

Less: Income (loss) from discontinued operations, net of tax	35	162	(80)	3	1	(97%)	(67%)	(64)	86	NM
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [2]	55	(237)	92	(36)	(213)	NM	NM	(228)	(394)	(73%)

Core earnings	$529	$586	$12	$33	$339	(36%)	NM	$1,972	$970	(51%)

[1]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSOLIDATING BALANCE SHEETS

AS OF DECEMBER 31, 2010 AND DECEMBER 31, 2011

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	LIFE [1]			PROPERTY & CASUALTY [1]			CORPORATE [1]			CONSOLIDATED
	Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2010	2011	Change	2010	2011	Change	2010	2011	Change	2010	2011	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,429	$55,633	6%	$25,114	$26,023	4%	$277	$153	(45%)	$77,820	$81,809	5%
Fixed maturities, at fair value using the fair value option	639	1,317	106%	10	11	10%	—	—	—	649	1,328	105%
Equity securities, trading, at fair value	32,820	30,499	(7%)	—	—	—	—	—	—	32,820	30,499	(7%)
Equity securities, available-for-sale, at fair value	502	515	3%	374	302	(19%)	97	104	7%	973	921	(5%)
Mortgage loans	3,915	4,979	27%	372	749	101%	202	—	(100%)	4,489	5,728	28%
Policy loans, at outstanding balance	2,181	2,001	(8%)	—	—	—	—	—	—	2,181	2,001	(8%)
Limited partnerships and other alternative investments	957	1,318	38%	961	1,214	26%	—	—	—	1,918	2,532	32%
Other investments	1,486	2,244	51%	83	121	46%	48	29	(40%)	1,617	2,394	48%
Short-term investments	5,631	5,641	—	1,117	658	(41%)	1,780	1,437	(19%)	8,528	7,736	(9%)

Total investments	100,560	104,147	4%	28,031	29,078	4%	2,404	1,723	(28%)	130,995	134,948	3%

Cash	1,809	2,377	31%	250	203	(19%)	3	1	(67%)	2,062	2,581	25%
Premiums receivable and agents’ balances	362	344	(5%)	2,911	3,102	7%	—	—	—	3,273	3,446	5%
Reinsurance recoverables	1,991	2,022	2%	2,871	2,746	(4%)	—	—	—	4,862	4,768	(2%)
Deferred policy acquisition costs and present value of future profits	8,594	7,483	(13%)	1,263	1,261	—	—	—	—	9,857	8,744	(11%)
Deferred income taxes	1,786	(312)	NM	966	553	(43%)	973	1,157	19%	3,725	1,398	(62%)
Goodwill	470	470	—	149	119	(20%)	432	417	(3%)	1,051	1,006	(4%)
Property and equipment, net	398	388	(3%)	729	632	(13%)	23	9	(61%)	1,150	1,029	(11%)
Other assets	573	1,070	87%	952	1,205	27%	104	(1)	NM	1,629	2,274	40%
Separate account assets	159,742	143,870	(10%)	—	—	—	—	—	—	159,742	143,870	(10%)

Total assets	$276,285	$261,859	(5%)	$38,122	$38,899	2%	$3,939	$3,306	(16%)	$318,346	$304,064	(4%)

Future policy benefits, unpaid losses and loss adjustment expenses	18,573	19,466	5%	21,025	21,550	2%	—	—	—	$39,598	$41,016	4%
Other policyholder funds and benefits payable	44,550	45,612	2%	—	—	—	—	—	—	44,550	45,612	2%
Other policyholder funds and benefits payable—International variable annuities	32,793	30,461	(7%)	—	—	—	—	—	—	32,793	30,461	(7%)
Unearned premiums	173	182	5%	5,005	5,041	1%	(2)	(1)	50%	5,176	5,222	1%
Debt	—	—	—	—	—	—	6,607	6,216	(6%)	6,607	6,216	(6%)
Consumer notes	382	314	(18%)	—	—	—	—	—	—	382	314	(18%)
Other liabilities	5,604	5,183	(8%)	1,756	1,831	4%	1,827	1,429	(22%)	9,187	8,443	(8%)
Separate account liabilities	159,742	143,870	(10%)	—	—	—	—	—	—	159,742	143,870	(10%)

Total liabilities	261,817	245,088	(6%)	27,786	28,422	2%	8,432	7,644	(9%)	298,035	281,154	(6%)

Common equity, excluding AOCI	14,247	15,003	5%	10,379	9,851	(5%)	(3,870)	(3,657)	6%	20,756	21,197	2%
Preferred stock	—	—	—	—	—	—	556	556	—	556	556	—
AOCI, net of tax	221	1,768	NM	(43)	626	NM	(1,179)	(1,237)	(5%)	(1,001)	1,157	NM

Total stockholders’ equity	14,468	16,771	16%	10,336	10,477	1%	(4,493)	(4,338)	3%	20,311	22,910	13%

Total liabilities and equity	$276,285	$261,859	(5%)	$38,122	$38,899	2%	$3,939	$3,306	(16%)	$318,346	$304,064	(4%)

[1]	Please refer to the basis of presentation on page i for a description of Life, Property & Casualty and Corporate.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CAPITAL STRUCTURE

	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx
	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change
	Dec. 31, 2010	Mar. 31, 2011	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$400	$400	$400	$400	$—	(100%)	(100%)
Senior notes	4,480	4,480	4,480	4,480	4,481	—	—
Junior subordinated debentures	1,727	1,730	1,734	1,737	1,735	—	—

Total debt [1]	$6,607	$6,610	$6,614	$6,617	$6,216	(6%)	(6%)

STOCKHOLDERS’ EQUITY
Common stockholders’ equity, excluding AOCI, net of tax	$20,756	$21,207	$21,196	$21,160	$21,197	2%	—
Preferred stock	556	556	556	556	556	—	—
AOCI, net of tax	(1,001)	(764)	(77)	1,065	1,157	NM	9%

Total stockholders’ equity	$20,311	$20,999	$21,675	$22,781	$22,910	13%	1%

CAPITALIZATION
Total capitalization, including AOCI, net of tax	$26,918	$27,609	$28,289	$29,398	$29,126	8%	(1%)

Total capitalization, excluding AOCI, net of tax	$27,919	$28,373	$28,365	$28,333	$27,969	—	(1%)

DEBT TO CAPITALIZATION RATIOS [1]
Total debt to capitalization, including AOCI	24.5%	23.9%	23.4%	22.5%	21.3%	(3.2)	(1.2)

Total debt to capitalization, excluding AOCI	23.7%	23.3%	23.3%	23.4%	22.2%	(1.5)	(1.2)

Total rating agency adjusted debt to capitalization [2] [3]	28.5%	27.9%	27.2%	26.2%	25.2%	(3.3)	(1.0)

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $382, $382, $368, $349 and $314 as of December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.5 billion, $1.6 billion, $1.5 billion, $1.5 billion and $1.6 billion for the three months ended December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

[3]	Reflects 25% equity credit for the junior subordinated debentures and the discount value of the Allianz transaction. Reflects 100% equity credit for the MCP stock.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	September 30,	September 30,
	December 31, 2011	December 31, 2010

P&C U.S. Statutory Capital and Surplus [1]	$7,412	$7,721

GAAP Adjustments
Deferred policy acquisition costs	1,261	1,263
Benefit reserves	(59)	(70)
GAAP unrealized losses on investments, net of tax	641	(57)
Goodwill	119	149
Non-admitted assets	1,081	1,247
Other, net	22	83

P&C GAAP Stockholders’ Equity	$10,477	$10,336

Life U.S. Statutory Capital and Surplus [1]	$7,388	$7,731

GAAP Adjustments
Investment in subsidiaries	3,748	2,699
Deferred policy acquisition costs	7,483	8,594
Deferred taxes	(2,059)	(777)
Benefit reserves	(2,991)	(4,097)
Unrealized losses on investments, net of impairments	2,472	306
Asset valuation reserve and interest maintenance reserve	816	420
Goodwill	470	461
Other, net	(556)	(869)

Life GAAP Stockholders’ Equity	$16,771	$14,468

[1]	Please refer to the basis of presentation on page i for a description of Life and Property & Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx
	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change
	Dec. 31, 2010	Mar. 31, 2011	Jun. 30, 2011	Sept. 30, 2011	Dec. 31, 2011
Fixed maturities net unrealized gain (loss)	$(562)	$(306)	$251	$1,197	$1,479	NM	24%
Equities net unrealized gain (loss)	(26)	28	7	(68)	(88)	NM	(29%)
Other-than-temporary impairment losses recognized in AOCI	(108)	(103)	(107)	(97)	(99)	8%	(2%)
Net deferred gain on cash-flow hedging instruments	385	317	388	542	516	34%	(5%)

Total net unrealized gain (loss)	(311)	(64)	539	1,574	1,808	NM	15%
Foreign currency translation adjustments	488	456	514	597	600	23%	1%
Pension and other postretirement adjustment	(1,178)	(1,156)	(1,130)	(1,106)	(1,251)	(6%)	(13%)

Total accumulated other comprehensive income (loss)	$(1,001)	$(764)	$(77)	$1,065	$1,157	NM	9%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER COMMON SHARE

	000000	000000	000000	000000	000000	000000	000000
	THREE MONTHS ENDED					YEAR ENDED DECEMBER 31,
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2010	2011	2011	2011	2011	2010	2011

Net income	$619	$511	$24	$—	$127	$1,680	$662
Less: MCP dividends	11	10	11	10	11	33	42
Less: Capital Purchase Program (“CPP”) preferred dividends and accretion of discount	—	—	—	—	—	482	—

Net income (loss) available to common shareholders	608	501	13	(10)	116	1,165	620
Add: Impact of assumed conversion of preferred shares to common [4]	11	10	—	—	—	33	—

Net income (loss) available to common shareholders and assumed conversion of preferred shares	619	511	13	(10)	116	1,198	620

Net income (loss) available to common shareholders	608	501	13	(10)	116	1,165	620
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [1]	55	(237)	92	(36)	(213)	(228)	(394)
Less: Income (loss) from discontinued operations	35	162	(80)	3	1	(64)	86

Core earnings available to common shareholders	518	576	1	23	328	1,457	928
Add: Impact of assumed conversion of preferred shares to common [4]	11	10	—	—	11	33	—

Core earnings available to common shareholders and assumed conversion of preferred shares	$529	$586	$1	$23	$339	$1,490	$928

Weighted average common shares outstanding (basic)	444.3	444.6	445.1	445.3	445.1	431.5	445.0
Dilutive effect of stock compensation	1.3	1.8	1.0	0.7	0.7	1.3	1.1
Dilutive effect of CPP Warrants [2]	31.4	34.0	32.9	27.4	23.1	31.3	29.3
Dilutive effect of Allianz warrants [3]	—	7.1	3.4	—	—	1.0	2.6

Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	477.0	487.5	482.4	473.4	468.9	465.1	478.0
Dilutive effect of assumed conversion of MCP [4]	20.8	20.7	—	—	20.7	16.4	—

Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	497.8	508.2	482.4	473.4	489.6	481.5	478.0

Net income (loss) available to common shareholders	$1.37	$1.13	$0.03	$(0.02)	$0.26	$2.70	$1.40
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	0.12	(0.53)	0.21	(0.08)	(0.48)	(0.54)	(0.88)
Less: Income (loss) from discontinued operations	0.08	0.36	(0.18)	0.01	—	(0.15)	0.19

Core earnings available to common shareholders	$1.17	$1.30	$0.00	$0.05	$0.74	$3.38	$2.09

Net income (loss) available to common shareholders	$1.27	$1.03	$0.03	$(0.02)	$0.25	$2.50	$1.30
Add: Impact of assumed conversion of preferred shares to common [4]	(0.03)	(0.02)	—	—	(0.01)	(0.07)	—

Net income (loss) available to common shareholders and assumed conversion of preferred shares	$1.24	$1.01	$0.03	$(0.02)	$0.24	$2.58	$1.30

Net income (loss) available to common shareholders	$1.27	$1.03	$0.03	$(0.02)	$0.25	$2.50	$1.30
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	0.11	(0.47)	0.19	(0.08)	(0.45)	(0.49)	(0.82)
Less: Income (loss) from discontinued operations	0.07	0.32	(0.16)	0.01	0.00	(0.14)	0.18

Core earnings available to common shareholders	1.09	1.18	0.00	0.05	0.70	3.13	1.94
Add: Impact of assumed conversion of preferred shares to common [4]	(0.03)	(0.03)	—	—	(0.01)	(0.04)	—

Core earnings available to common shareholders and assumed conversion of preferred shares	$1.06	$1.15	$0.00	$0.05	0.69	$3.09	$1.94

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC

	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED DECEMBER 31,
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
Net Realized Capital Gains (Losses), After-Tax and DAC
Gains/losses on sales, net	$(29)	$(49)	$151	$73	$60	NM	(18%)	$180	$235	31%
Net impairment (gains) losses	(38)	(29)	(1)	(42)	(38)	—	10%	(320)	(110)	66%
Japanese fixed annuity contract hedges, net	4	(11)	15	(5)	4	—	NM	18	3	(83%)
Results of variable annuity hedge program									—
U.S. GMWB derivatives, net	100	20	(72)	(104)	(75)	NM	28%	83	(231)	NM
U.S. macro hedge	(60)	(24)	(11)	(52)	(60)	—	(15%)	(90)	(147)	(63%)

Total U.S. Program	40	(4)	(83)	(156)	(135)	NM	13%	(7)	(378)	NM
International program	9	(159)	69	340	(91)	NM	NM	(33)	159	NM

Total results of variable annuity hedge program	49	(163)	(14)	184	(226)	NM	NM	(40)	(219)	NM
Other net gain (loss) [1]	78	20	(59)	(242)	(10)	NM	96%	(57)	(291)	NM

Total net realized capital gains (losses), after-tax and DAC	$64	$(232)	$92	$(32)	$(210)	NM	NM	$(219)	$(382)	(74%)

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses)—After-Tax and DAC
Total net realized capital losses	$64	$(232)	$92	$(32)	$(210)	NM	NM	$(219)	$(382)	(74%)
Less: total net realized capital gains (losses) included in core earnings (losses)	9	5	—	4	3	(67%)	(25%)	9	12	33%

Total net realized capital losses, after tax and DAC, excluded from core earnings (losses)	$55	$(237)	$92	$(36)	$(213)	NM	NM	$(228)	$(394)	(73%)

[1]	Other net gain (loss) primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPUTATION OF RETURN-ON-EQUITY MEASURES

	September 30,	September 30,	September 30,	September 30,	September 30,
	THREE MONTHS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2010	2011	2011	2011	2011

Numerator [1]:
Net income available to common shareholders —last 12 months	$1,198	$1,872	$1,820	$1,154	$662
Core earnings available to common shareholders—last 12 months	$1,490	$2,013	$1,832	$1,160	$970

Denominator [2]:
Average common stockholders’ equity, including AOCI	17,608.0	19,419.5	20,283.0	21,845.0	21,611.0
Less: Average AOCI	(1,511.5)	(2,156.5)	(1,570.5)	(728.0)	78.0

Average common stockholders’ equity, excluding AOCI	19,764.5	20,990.0	21,011.0	21,216.0	21,533.0

ROE (net income last 12 months to common stockholders’ equity, including AOCI) [3]	6.8%	9.6%	9.0%	5.3%	3.1%
ROE (core earnings last 12 months to common stockholders’ equity, excluding AOCI) [3]	7.5%	9.6%	8.7%	5.5%	4.5%

[1]	For a reconciliation of net income to core earnings, see page 8.

[2]	Average equity is calculated by taking the sum of common stockholders’ equity at the beginning of the twelve month period and common stockholders’ equity at the end of the twelve month period and dividing by 2.

[3]	When calculating return-on-equity, the MCP preferred stock is included in average common stockholders’ equity and MCP preferred dividends are added back to net income available to common shareholders and core earnings available to common shareholders.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX AND DAC, EXCLUDED FROM CORE EARNINGS (LOSSES) [1]

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx

	Property & Casualty Commercial	Group Benefits	Total Commercial Markets	Total Consumer Markets	Individual Annuity	Individual Life	Retirement Plans	Mutual Funds	Total Wealth Management	Life Other Operations	Property & Casualty Other Operations	Total Runoff	Corporate	Consolidated

Three months ended December 31, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$16	$16	$32	$3	$(79)	$(22)	$(7)	$—	$(108)	$(63)	$1	$(62)	$36	$(99)
Less: Impacts of DAC	—	—	—	—	(164)	(2)	1	—	(165)	(28)	—	(28)	2	(191)
Less: Impacts of tax	5	6	11	1	29	(8)	(3)	(1)	17	(8)	—	(8)	16	37

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$11	$10	$21	$2	$56	$(12)	$(5)	$1	$40	$(27)	$1	$(26)	$18	$55

Three months ended March 31, 2011

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(21)	$(13)	$(34)	$(4)	$(32)	$(31)	$(9)	$1	$(71)	$(281)	$(3)	$(284)	$(12)	$(405)
Less: Impacts of DAC	—	—	—	—	(22)	(3)	(1)	—	(26)	(12)	—	(12)	1	(37)
Less: Impacts of tax	(7)	(5)	(12)	(1)	(4)	(10)	(2)	—	(16)	(97)	(1)	(98)	(4)	(131)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(14)	$(8)	$(22)	$(3)	$(6)	$(18)	$(6)	$1	$(29)	$(172)	$(2)	$(174)	$(9)	$(237)

Three months ended June 30, 2011

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$14	$10	$24	$3	$(13)	$8	$11	$—	$6	$28	$4	$32	$8	$73
Less: Impacts of DAC	—	—	—	—	106	9	6	—	121	(55)	—	(55)	1	67
Less: Impacts of tax	(11)	(1)	(12)	(2)	(47)	(5)	(9)	—	(61)	(10)	1	(9)	(2)	(86)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$25	$11	$36	$5	$(72)	$4	$14	$—	$(54)	$93	$3	$96	$9	$92

Three months ended September 30, 2011

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(49)	$7	$(42)	$(10)	$(238)	$31	$(2)	$—	$(209)	$890	$(5)	$885	$(50)	$574
Less: Impacts of DAC	—	—	—	—	(1)	16	7	—	22	592	—	592	(6)	608
Less: Impacts of tax	(17)	2	(15)	(4)	(85)	5	(3)	—	(83)	123	(4)	119	(15)	2

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(32)	$5	$(27)	$(6)	$(152)	$10	$(6)	$—	$(148)	$175	$(1)	$174	$(29)	$(36)

Three months ended December 31, 2011

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$11	$(4)	$6	$2	$(315)	$22	$(10)	$1	$(302)	$(65)	$3	$(62)	$(42)	$(397)
Less: Impacts of DAC	—	—	—	—	(111)	(14)	(1)	—	(126)	43	—	43	—	(83)
Less: Impacts of tax	3	(2)	—	—	(71)	12	(3)	2	(60)	(27)	1	(26)	(16)	(101)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$8	$(2)	$6	$2	$(133)	$24	$(6)	$(1)	$(116)	$(81)	$2	$(79)	$(26)	$(213)

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC.

The impacts of tax are calculated at an effective tax rate of 35% as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX AND DAC, EXCLUDED FROM CORE EARNINGS (LOSSES) [1]

	xxx	xxx	xxx	xxx	xxx	xxx	xxx	xxx	xxx	xxx	xxx	xxx	xxx	xxx

	Property & Casualty Commercial	Group Benefits	Total Commercial Markets	Total Consumer Markets	Individual Annuity	Individual Life	Retirement Plans	Mutual Funds	Total Wealth Management	Life Other Operations	Property & Casualty Other Operations	Total Runoff	Corporate	Consolidated

Year ended December 31, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$12	$49	$61	$2	$(353)	$23	$(12)	$—	$(342)	$(428)	$24	$(404)	$68	$(615)
Less: Impacts of DAC	—	—	—	—	(365)	(17)	8	—	(374)	(37)	—	(37)	6	(405)
Less: Impacts of tax	20	22	42	4	10	19	3	(1)	31	(97)	8	(89)	30	18

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(8)	$27	$19	$(2)	$2	$21	$(23)	$1	$1	$(294)	$16	$(278)	$32	$(228)

Year ended December 31, 2011

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(45)	$—	$(45)	$(9)	$(598)	$30	$(10)	$2	$(576)	$572	$(1)	$571	$(96)	$(155)
Less: Impacts of DAC	—	—	—	—	(28)	8	11	—	(9)	568	—	568	(4)	555
Less: Impacts of tax	(32)	(6)	(38)	(7)	(207)	2	(17)	2	(220)	(11)	(3)	(14)	(37)	(316)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(13)	$6	$(7)	$(2)	$(363)	$20	$(4)	$—	$(347)	$15	$2	$17	$(55)	$(394)

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC.

The impacts of tax are calculated at an effective tax rate of 35%, as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Property and Casualty Insurance Product

UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	xxxx	xxxx	xxxx	xxxx
	For the three months ended December 31, 2011
	Property and Casualty Commercial	Consumer Markets	PC Other Ops	Total PC
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	15,286	2,152	4,179	21,617
Reinsurance and other recoverables	2,428	9	730	3,167

Beginning liabilities for unpaid losses and loss adjustment expenses, net	12,858	2,143	3,449	18,450

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	1,142	634	—	1,776
Current accident year catastrophes	15	(1)	—	14
Prior accident years	109	(17)	6	98

Total provision for unpaid losses and loss adjustment expenses	1,266	616	6	1,888

Payments	(1,030)	(707)	(84)	(1,821)

Ending liabilities for unpaid losses and loss adjustment expenses, net	13,094	2,052	3,371	18,517
Reinsurance and other recoverables	2,343	9	681	3,033

Ending liabilities for unpaid losses and loss adjustment expenses, gross	15,437	2,061	4,052	21,550

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Property and Casualty Insurance Product

UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	xxxx	xxxx	xxxx	xxxx
	For the year ended December 31, 2011
	Property and Casualty Commercial	Consumer Markets	PC Other Ops	Total PC
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	14,727	2,177	4,121	21,025
Reinsurance and other recoverables	2,361	17	699	3,077

Beginning liabilities for unpaid losses and loss adjustment expenses, net	12,366	2,160	3,422	17,948

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	4,139	2,536	—	6,675
Current accident year catastrophes	320	425	—	745
Prior accident years	125	(75)	317	367

Total provision for unpaid losses and loss adjustment expenses	4,584	2,886	317	7,787

Payments	(3,856)	(2,994)	(368)	(7,218)

Ending liabilities for unpaid losses and loss adjustment expenses, net	13,094	2,052	3,371	18,517
Reinsurance and other recoverables	2,343	9	681	3,033

Ending liabilities for unpaid losses and loss adjustment expenses, gross	15,437	2,061	4,052	21,550

COMMERCIAL MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

INCOME STATEMENTS

	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED DECEMBER 31,
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
Earned premiums	$2,496	$2,526	$2,579	$2,553	$2,554	2%	—	$9,968	$10,212	2%
Fee income	14	16	14	16	16	14%	—	54	62	15%
Net investment income	347	346	345	319	311	(10%)	(3%)	1,364	1,321	(3%)
Other revenues	24	23	26	28	20	(17%)	(29%)	96	97	1%
Net realized capital gains (losses)	29	(37)	23	(45)	6	(79%)	NM	49	(53)	NM

Total revenues	2,910	2,874	2,987	2,871	2,907	—	1%	11,531	11,639	1%

Losses and loss adjustment expenses	1,767	1,830	1,997	1,983	2,080	18%	5%	6,701	7,890	18%
Amortization of deferred policy acquisition costs	350	350	353	354	354	1%	—	1,414	1,411	—
Insurance operating costs and other expenses	454	472	461	451	416	(8%)	(8%)	1,776	1,800	1%
Goodwill impairment	—	—	—	—	30	—	—	—	30	—

Total benefits and expenses	2,571	2,652	2,811	2,788	2,880	12%	3%	9,891	11,131	13%

Income from continuing operations before income taxes	339	222	176	83	27	(92%)	(67%)	1,640	508	(69%)

Income tax expense (benefit) [1]	87	44	11	4	(19)	NM	NM	472	40	(92%)

Income from continuing operations	252	178	165	79	46	(82%)	(42%)	1,168	468	(60%)

Income (loss) from discontinued operations, net of tax	1	160	(3)	(2)	(5)	NM	(150%)	12	150	NM

Net income	253	338	162	77	41	(84%)	(47%)	1,180	618	(48%)

Less: Income (loss) from discontinued operations, net of tax	1	160	(3)	(2)	(5)	NM	(150%)	12	150	NM
Less: Net realized capital gains (losses), after-tax, excluded from core earnings [1][2]	21	(22)	36	(27)	6	(71%)	NM	19	(7)	NM

Core earnings	$231	$200	$129	$106	$40	(83%)	(62%)	$1,149	$475	(59%)

[1]	The three months ended June 30, 2011 includes a benefit of $21, related to the release of a tax valuation allowance.

[2]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

PROPERTY & CASUALTY COMMERCIAL

OPERATING RESULTS

	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED DECEMBER 31,
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
UNDERWRITING RESULTS
Written premiums	$1,449	$1,645	$1,498	$1,551	$1,482	2%	(4%)	$5,796	$6,176	7%
Change in unearned premium reserve	(17)	147	(19)	(2)	(77)	NM	NM	52	49	(6%)

Earned premiums	1,466	1,498	1,517	1,553	1,559	6%	—	5,744	6,127	7%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	945	962	950	1,085	1,142	21%	5%	3,579	4,139	16%
Current accident year catastrophes	18	46	166	93	15	(17%)	(84%)	152	320	111%
Prior accident years [2]	(22)	(6)	31	(9)	109	NM	NM	(361)	125	NM

Total losses and loss adjustment expenses	941	1,002	1,147	1,169	1,266	35%	8%	3,370	4,584	36%

Underwriting expenses [3]	443	455	455	454	435	(2%)	(4%)	1,779	1,799	1%
Dividends to policyholders [4]	5	4	4	5	5	—	—	5	18	NM

Underwriting results	77	37	(89)	(75)	(147)	NM	(96%)	590	(274)	NM

Net investment income	242	242	239	217	212	(12%)	(2%)	935	910	(3%)
Periodic net coupon settlements on credit derivatives, before-tax	(2)	(2)	(1)	(2)	—	100%	100%	(9)	(5)	44%
Other expenses	(45)	(40)	(34)	(35)	(29)	36%	17%	(138)	(138)	—
Goodwill impairment	—	—	—	—	(30)	—	—	—	(30)	—
Income tax (expense) benefit	(71)	(56)	(16)	(19)	19	NM	NM	(387)	(72)	81%

Core earnings	201	181	99	86	25	(88%)	(71%)	991	391	(61%)

Add: Net realized capital gains (losses), after-tax [5]	11	(14)	25	(32)	8	(27%)	NM	(8)	(13)	(63%)

Income from continuing operations, net of tax	212	167	124	54	33	(84%)	(39%)	983	378	(62%)

Add: Income (loss) from discontinued operations, net of tax	1	160	(3)	(2)	(5)	NM	(150%)	12	150	NM

Net Income	$213	$327	$121	$52	$28	(87%)	(46%)	$995	$528	(47%)

[1]	The three months ended December 31, 2010 included current accident year reserve strengthening of $44 primarily driven by workers compensation and programs business. The three months ended September 30, 2011 included current accident year reserve strengthening of $47 predominantly related to workers compensation business. The three months ended December 31, 2011 included current accident year reserve strengthening of $87 predominantly related to workers compensation business.

[2]	Included within prior accident years development were the following reserve strengthenings (releases):

	000000	000000	000000	000000	000000	000000	000000
	THREE MONTHS ENDED					YEAR ENDED DECEMBER 31,
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2010	2011	2011	2011	2011	2010	2011
Auto liability	(3)	(1)	—	(4)	1	(54)	(4)
Workers’ compensation	(17)	(1)	4	7	161	(70)	171
Package business	1	(7)	3	(42)	(30)	(19)	(76)
General liability	(14)	6	6	(8)	(44)	(108)	(40)
Professional liability	(1)	(9)	2	29	7	(88)	29
Fidelity & Surety	4	—	(2)	(7)	2	(5)	(7)
Commercial Property	(3)	2	(7)	1	—	(16)	(4)
Uncollectible reinsurance	—	—	—	—	—	(30)	—
Discount accretion on workers’ compensation	6	7	10	15	6	26	38
Catastrophes	—	(5)	10	2	5	1	12
Other reserve re-estimates, net	5	2	5	(2)	1	2	6

Total prior accident years development	(22)	(6)	31	(9)	109	(361)	125

[3]	The year ended December 31, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes. The year ended December 31, 2011 included taxes, licenses and fees reserve releases of $12.

[4]	The year ended December 31, 2010 included a decrease in prior year dividends of $12.

[5]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

PROPERTY & CASUALTY COMMERCIAL

UNDERWRITING RESULTS

	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED DECEMBER 31,
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
UNDERWRITING RESULTS
Written premiums	$1,449	$1,645	$1,498	$1,551	$1,482	2%	(4%)	$5,796	$6,176	7%
Change in unearned premium reserve	(17)	147	(19)	(2)	(77)	NM	NM	52	49	(6%)

Earned premiums	1,466	1,498	1,517	1,553	1,559	6%	—	5,744	6,127	7%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	945	962	950	1,085	1,142	21%	5%	3,579	4,139	16%
Current accident year catastrophes	18	46	166	93	15	(17%)	(84%)	152	320	111%
Prior accident years [2]	(22)	(6)	31	(9)	109	NM	NM	(361)	125	NM

Total losses and loss adjustment expenses	941	1,002	1,147	1,169	1,266	35%	8%	3,370	4,584	36%

Underwriting expenses [3]	443	455	455	454	435	(2%)	(4%)	1,779	1,799	1%
Dividends to policyholders [4]	5	4	4	5	5	—	—	5	18	NM

Underwriting results	77	37	(89)	(75)	(147)	NM	(96%)	590	(274)	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses		.
Current accident year before catastrophes [1]	64.4	64.3	62.6	69.9	73.3	(8.9)	(3.4)	62.3	67.6	(5.3)
Current accident year catastrophes	1.2	3.1	11.0	6.0	1.0	0.2	5.0	2.7	5.2	(2.5)
Prior accident years [2]	(1.5)	(0.4)	2.1	(0.6)	7.0	(8.5)	(7.6)	(6.3)	2.0	(8.3)

Total losses and loss adjustment expenses	64.2	66.9	75.6	75.3	81.2	(17.0)	(5.9)	58.7	74.8	(16.1)

Expenses	30.2	30.4	30.0	29.2	27.9	2.3	1.3	31.0	29.4	1.6
Policyholder dividends	0.3	0.3	0.3	0.3	0.3	—	—	0.1	0.3	(0.2)

Combined ratio	94.7	97.5	105.8	104.8	109.4	(14.7)	(4.6)	89.7	104.5	(14.8)

Catastrophes
Current year	1.2	3.0	11.0	6.0	1.0	0.2	5.0	2.7	5.2	(2.5)
Prior year	—	(0.3)	0.7	0.1	0.3	(0.3)	(0.2)	—	0.2	(0.2)

Catastrophe ratio	1.3	2.7	11.6	6.1	1.3	—	4.8	2.7	5.4	(2.7)

Combined ratio before catastrophes	93.5	94.8	94.2	98.7	108.1	(14.6)	(9.4)	87.1	99.1	(12.0)

Combined ratio before catastrophes and prior year development	95.0	94.9	92.8	99.4	101.5	(6.5)	(2.1)	93.4	97.2	(3.8)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Standard Commercial Lines Renewal Written Price Increases [5]	1%	3%	3%	4%	5%	4%	1%	1%	4%	3%

Standard Commercial Lines Policy Count Retention [5]	83%	83%	82%	82%	83%	—	1%	84%	82%	(2%)

New Business Premium $	$270	$303	$286	$271	$237	(12%)	(13%)	$1,122	$1,097	(2%)

Standard Commercial Lines Policies in Force [5]	1,211,047	1,229,758	1,250,152	1,256,229	1,252,820	3%	—

[1]	The three months ended December 31, 2010 included current accident year reserve strengthening of $44, or 3.0 points, primarily driven by workers compensation and programs business. The three months ended September 30, 2011 included current accident year reserve strengthening of $47, or 3.0 points, predominantly related to workers compensation business. The three months ended December 31, 2011 included current accident year reserve strengthening of $87, or 5.6 points, predominantly related to workers compensation business.

[2]	Refer to footnote 2 on page 16 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

[3]	The year ended December 31, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes. The year ended December 31, 2011 included taxes, licenses and fees reserve releases of $12.

[4]	The year ended December 31, 2010 included a decrease in prior year dividends of $12.

[5]	Standard commercial lines consist of The Hartford’s small commercial and middle market lines of business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

GROUP BENEFITS

INCOME STATEMENTS

	000000	000000	000000	000000	000000	000000	000000	000000	000000	000000
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED DECEMBER 31,
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
Revenues
Premiums and other considerations
Direct premiums	$1,025	$1,024	$1,058	$996	$995	(3%)	—	$4,200	$4,073	(3%)
Reinsurance premiums	5	4	4	4	—	(100%)	(100%)	24	12	(50%)

Net premiums	1,030	1,028	1,062	1,000	995	(3%)	—	4,224	4,085	(3%)

Administrative Services Only (“ASO”) fees	10	11	11	11	11	10%	—	39	44	13%
Other fees	4	5	3	5	5	25%	—	15	18	20%

Total fee income	14	16	14	16	16	14%	—	54	62	15%

Total premiums and other considerations	1,044	1,044	1,076	1,016	1,011	(3%)	—	4,278	4,147	(3%)

Net investment income	105	104	106	102	99	(6%)	(3%)	429	411	(4%)
Net realized capital losses - core	(1)	(1)	—	(1)	(1)	—	—	(3)	(3)	—

Total core revenues	1,148	1,147	1,182	1,117	1,109	(3%)	(1%)	4,704	4,555	(3%)
Net realized gains (losses), before tax and DAC, excluded from core revenues	16	(13)	10	7	(4)	NM	NM	49	—	(100%)

Total revenues	1,164	1,134	1,192	1,124	1,105	(5%)	(2%)	4,753	4,555	(4%)

Benefits and Expenses
Benefits and losses
Death benefits	286	340	319	300	283	(1%)	(6%)	1,217	1,242	2%
Other contract benefits	481	488	478	486	485	1%	—	1,865	1,937	4%
Change in reserve	59	—	53	28	46	(22%)	64%	249	127	(49%)

Total benefits and losses	826	828	850	814	814	(1%)	—	3,331	3,306	(1%)

Other insurance expenses
Commissions & wholesaling expenses	125	136	136	125	121	(3%)	(3%)	546	518	(5%)
Operating expenses	133	133	135	135	131	(2%)	(3%)	522	534	2%
Premium taxes and other expenses [1]	25	31	23	21	25	—	19%	93	100	8%

Subtotal - expenses before deferral	283	300	294	281	277	(2%)	(1%)	1,161	1,152	(1%)
Deferred policy acquisition costs	(11)	(14)	(13)	(13)	(8)	27%	38%	(50)	(48)	4%

Total other insurance expense	272	286	281	268	269	(1%)	—	1,111	1,104	(1%)
Amortization of deferred policy acquisition costs	15	14	14	14	13	(13%)	(7%)	61	55	(10%)

Total benefits and expenses	1,113	1,128	1,145	1,096	1,096	(2%)	—	4,503	4,465	(1%)
Core earnings before income taxes	35	19	37	21	13	(63%)	(38%)	201	90	(55%)
Income tax expense	5	—	7	1	(2)	NM	NM	43	6	(86%)

Core earnings	30	19	30	20	15	(50%)	(25%)	158	84	(47%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	10	(8)	11	5	(2)	NM	NM	27	6	(78%)

Net income	40	11	41	25	13	(67%)	(48%)	185	90	(51%)

After-Tax Profit as % of Revenues
Core earnings	2.6%	1.7%	2.6%	1.8%	1.4%	(1.2)	(0.4)	3.4%	1.9%	(1.5)
Net income	3.4%	1.0%	3.6%	2.2%	1.2%	(2.2)	(1.0)	3.9%	2.0%	(1.9)

[1]	The three months ended March 31, 2011 includes a one-time payment to a third-party administrator of $8, before-tax.

[2]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMMERCIAL MARKETS

GROUP BENEFITS

SUPPLEMENTAL DATA

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	THREE MONTHS ENDED					Year Over Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
PREMIUMS
Fully Insured - Ongoing Premiums
Group disability	$470	$462	$452	$452	$452	(4%)	—	$1,892	$1,818	(4%)
Group life	513	516	512	501	495	(4%)	(1%)	2,052	2,024	(1%)
Other	47	50	49	47	48	2%	2%	222	194	(13%)

Total fully insured - ongoing premiums	$1,030	$1,028	$1,013	$1,000	$995	(3%)	—	$4,166	$4,036	(3%)

Total buyouts [1]	—	—	49	—	—	—	—	58	49	(16%)

Total premiums	1,030	1,028	1,062	1,000	$995	(3%)	(1%)	4,224	4,085	(3%)
Group disability - premium equivalents [2]	99	105	107	109	111	12%	2%	394	432	10%

Total premiums and premium equivalent	$1,129	$1,133	$1,169	$1,109	$1,106	(2%)	—	$4,618	$4,517	(2%)

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured - Ongoing Sales
Group disability	$37	$109	$41	$36	$33	(11%)	(8%)	$237	$219	(8%)
Group life	47	128	48	53	40	(15%)	(25%)	332	269	(19%)
Other	2	7	3	2	5	150%	150%	14	17	21%

Total fully insured - ongoing sales	86	244	92	91	78	(9%)	(14%)	583	505	(13%)

Total buyouts [1]	—	—	49	(1)	—	—	100%	58	48	(17%)

Total sales	86	244	141	90	78	(9%)	(13%)	641	553	(14%)
Group disability premium equivalents [2]	8	47	22	23	14	75%	(39%)	92	106	15%

Total sales and premium equivalents	$94	$291	$163	$113	$92	(2%)	(19%)	$733	$659	(10%)

RATIOS [3]
Loss Ratio	79.1%	79.3%	78.0%	80.1%	80.5%	1.4	0.4	77.6%	79.5%	1.9
Expense Ratio [4]	27.5%	28.7%	28.7%	27.8%	27.9%	0.4	0.1	27.8%	28.3%	0.5

GAAP RESERVES [5]
Group disability	$5,127	$5,164	$5,225	$5,259	5,307	4%	1%
Group life	1,250	1,217	1,210	1,206	1,202	(4%)	—
Other	79	76	75	75	77	(3%)	3%

Total GAAP reserves	$6,456	$6,457	$6,510	$6,540	$6,586	2%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	ASO fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	The three months ended March 31, 2011 includes a one-time payment to a third-party administrator totaling 0.7 points.

[5]	Reserve balances for the three months ended December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011 are net of reinsurance recoverables of $209, $212, $219, $225, and $233, respectively.

CONSUMER MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

INCOME STATEMENTS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change

Earned premiums	$971	$956	$939	$930	$922	(5%)	(1%)	$3,947	$3,747	(5%)
Net investment income	48	50	49	46	42	(13%)	(9%)	187	187	—
Other revenues	49	40	36	35	45	(8%)	29%	172	156	(9%)
Net realized capital gains (losses)	2	(4)	2	(10)	1	(50%)	NM	—	(11)	—

Total revenues	1,070	1,042	1,026	1,001	1,010	(6%)	1%	4,306	4,079	(5%)
Losses and loss adjustment expenses	739	599	904	767	616	(17%)	(20%)	2,951	2,886	(2%)
Amortization of deferred policy acquisition costs	164	161	160	159	159	(3%)	—	667	639	(4%)
Insurance operating costs and other expenses [1]	128	120	240	106	112	(13%)	6%	493	578	17%

Total benefits and expenses	1,031	880	1,304	1,032	887	(14%)	(14%)	4,111	4,103	—
Income (loss) before income taxes	39	162	(278)	(31)	123	NM	NM	195	(24)	NM
Income tax expense (benefit)	9	52	(104)	(15)	38	NM	NM	52	(29)	NM

Net income (loss)	30	110	(174)	(16)	85	183%	NM	143	5	(97%)
Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses) [2]	2	(3)	5	(6)	2	—	NM	(2)	(2)	—

Core earnings (losses)	$28	$113	$(179)	$(10)	$83	196%	NM	$145	$7	(95%)

[1]	The three months ended June 30, 2011 includes a charge of $113, before-tax, related to a discontinued software program.

[2]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

OPERATING RESULTS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
UNDERWRITING RESULTS
Written premiums	$896	$884	$969	$964	$858	(4%)	(11%)	$3,886	$3,675	(5%)
Change in unearned premium reserve	(75)	(72)	30	34	(64)	15%	NM	(61)	(72)	(18%)

Earned premiums	971	956	939	930	922	(5%)	(1%)	3,947	3,747	(5%)

Losses and loss adjustment expenses
Current accident year before catastrophes	703	616	623	663	634	(10%)	(4%)	2,737	2,536	(7%)
Current accident year catastrophes	71	32	281	113	(1)	NM	NM	300	425	42%
Prior accident years [1]	(35)	(49)	—	(9)	(17)	51%	(89%)	(86)	(75)	13%

Total losses and loss adjustment expenses	739	599	904	767	616	(17%)	(20%)	2,951	2,886	(2%)

Underwriting expenses	237	233	236	226	223	(6%)	(1%)	957	918	(4%)

Underwriting results	(5)	124	(201)	(63)	83	NM	NM	39	(57)	NM

Net investment income	48	50	49	46	42	(13%)	(9%)	187	187	—
Periodic net coupon settlements on credit derivatives, before-tax	(1)	—	(1)	—	(1)	—	—	(2)	(2)	—
Other expenses [2]	(6)	(8)	(128)	(4)	(3)	50%	25%	(31)	(143)	NM
Income tax benefit (expense)	(8)	(53)	102	11	(38)	NM	NM	(48)	22	NM

Core earnings (losses)	28	113	(179)	(10)	83	196%	NM	145	7	(95%)

Add: Net realized capital gains (losses), after-tax [3]	2	(3)	5	(6)	2	—	NM	(2)	(2)	—

Net income (loss)	$30	$110	$(174)	$(16)	$85	183%	NM	$143	$5	(97%)

[1]	Included within prior accident years development were the following reserve strengthenings (releases):

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	THREE MONTHS ENDED					YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2010	2011	2011	2011	2011	2010	2011
Auto liability	$(33)	$(55)	$(9)	$(19)	$(10)	$(115)	$(93)
Homeowners	(4)	(14)	1	14	(2)	23	(1)
Catastrophes	(1)	19	9	—	(3)	10	25
Other reserve re-estimates, net	3	1	(1)	(4)	(2)	(4)	(6)

Total prior accident years development	$(35)	$(49)	$—	$(9)	$(17)	$(86)	$(75)

[2]	The three months ended June 30, 2011 includes a charge of $113, before-tax, related to a discontinued software program.

[3]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

UNDERWRITING RESULTS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
UNDERWRITING RESULTS
Written premiums	$896	$884	$969	$964	$858	(4%)	(11%)	$3,886	$3,675	(5%)
Change in unearned premium reserve	(75)	(72)	30	34	(64)	15%	NM	(61)	(72)	(18%)

Earned premiums	971	956	939	930	922	(5%)	(1%)	3,947	3,747	(5%)

Losses and loss adjustment expenses
Current accident year before catastrophes	703	616	623	663	634	(10%)	(4%)	2,737	2,536	(7%)
Current accident year catastrophes	71	32	281	113	(1)	NM	NM	300	425	42%
Prior accident years [1]	(35)	(49)	—	(9)	(17)	51%	(89%)	(86)	(75)	13%

Total losses and loss adjustment expenses	739	599	904	767	616	(17%)	(20%)	2,951	2,886	(2%)

Underwriting expenses	237	233	236	226	223	(6%)	(1%)	957	918	(4%)

Underwriting results	(5)	124	(201)	(63)	83	NM	NM	39	(57)	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	72.4	64.3	66.5	71.3	68.8	3.6	2.5	69.4	67.7	1.7
Current accident year catastrophes	7.3	3.4	29.9	12.2	(0.1)	7.4	12.3	7.6	11.3	(3.7)
Prior accident years [1]	(3.6)	(5.1)	(0.0)	(1.0)	(1.8)	(1.8)	0.8	(2.2)	(2.0)	(0.2)

Total losses and loss adjustment expenses	76.0	62.6	96.4	82.5	66.8	9.2	15.7	74.8	77.0	(2.2)

Expenses	24.4	24.4	25.1	24.3	24.2	0.2	0.1	24.2	24.5	(0.3)

Combined ratio	100.4	87.0	121.5	106.8	91.0	9.4	15.8	99.0	101.5	(2.5)

Catastrophes
Current year	7.3	3.4	29.9	12.2	(0.1)	7.4	12.3	7.6	11.3	(3.7)
Prior year	—	2.0	1.0	—	(0.3)	0.3	0.3	0.3	0.7	(0.4)

Catastrophe ratio	7.2	5.4	30.8	12.2	(0.4)	7.6	12.6	7.8	12.0	(4.2)

Combined ratio before catastrophes	93.2	81.6	90.6	94.6	91.4	1.8	3.2	91.2	89.5	1.7

Combined ratio before catastrophes and prior year development	96.8	88.7	91.6	95.6	93.0	3.8	2.6	93.6	92.2	1.4

PRODUCT
Automobile	103.1	85.7	99.5	100.3	100.3	2.8	—	97.1	96.4	0.7
Homeowners	94.1	89.2	172.8	122.1	71.0	23.1	51.1	104.0	113.7	(9.7)

Total	100.4	87.0	121.5	106.8	91.0	9.4	15.8	99.0	101.5	(2.5)

[1]	Refer to footnote 1 on page 21 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

WRITTEN AND EARNED PREMIUMS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec, 31,	3 Month	3 Month	DECEMBER 31,
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$653	$647	$724	$717	$630	(4%)	(12%)	$2,819	$2,718	(4%)
Agency	231	224	233	232	216	(6%)	(7%)	1,014	905	(11%)
Other	12	13	12	15	12	—	(20%)	53	52	(2%)

Total	$896	$884	$969	$964	$858	(4%)	(11%)	$3,886	$3,675	(5%)

EARNED PREMIUMS [1]

AARP	$707	$698	$694	$687	$685	(3%)	—	$2,850	$2,764	(3%)
Agency	251	243	234	229	224	(11%)	(2%)	1,040	930	(11%)
Other	13	15	11	14	13	—	(7%)	57	53	(7%)

Total	$971	$956	$939	$930	$922	(5%)	(1%)	$3,947	$3,747	(5%)

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$630	$641	$665	$657	$599	(5%)	(9%)	$2,745	$2,562	(7%)
Homeowners	266	243	304	307	259	(3%)	(16%)	1,141	1,113	(2%)

Total	$896	$884	$969	$964	$858	(4%)	(11%)	$3,886	$3,675	(5%)

EARNED PREMIUMS [1]

Automobile	$684	$672	$657	$649	$641	(6%)	(1%)	$2,806	$2,619	(7%)
Homeowners	287	284	282	281	281	(2%)	—	1,141	1,128	(1%)

Total	$971	$956	$939	$930	$922	(5%)	(1%)	$3,947	$3,747	(5%)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Automobile	7%	7%	6%	4%	3%	(4%)	(1%)	6%	5%	(1%)
Homeowners	10%	9%	9%	8%	6%	(4%)	(2%)	10%	8%	(2%)

Policy Count Retention
Automobile	81%	82%	82%	83%	83%	2%	—	83%	83%	—
Homeowners	84%	83%	84%	84%	84%	—	—	85%	84%	(1%)

New Business Premium $
Automobile	$62	$66	$75	$80	$77	24%	(4%)	$311	$298	(4%)
Homeowners	$20	$19	$23	$26	$23	15%	(12%)	$106	$91	(14%)

Policies in force
Automobile	2,226,351	2,178,719	2,137,351	2,106,385	2,080,535	(7%)	(1%)
Homeowners	1,426,107	1,402,264	1,380,301	1,358,162	1,338,676	(6%)	(1%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

WEALTH MANAGEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

OPERATING RESULTS

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
						Year Over Year 3 Month Change	Sequential 3 Month Change
	THREE MONTHS ENDED							YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,			DECEMBER 31,
	2010	2011	2011	2011	2011			2010	2011	Change
REVENUES
Earned premiums [1]	$45	$44	$33	$42	$35	(22%)	(17%)	$134	$154	15%
Fee income [1]	892	883	886	855	812	(9%)	(5%)	3,473	3,436	(1%)
Net investment income	391	406	410	406	395	1%	(3%)	1,570	1,617	3%
Net realized capital gains losses - core	2	2	—	2	—	(100%)	(100%)	(3)	4	NM

Total core revenues	1,330	1,335	1,329	1,305	1,242	(7%)	(5%)	5,174	5,211	1%

Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(108)	(71)	6	(209)	(302)	(180%)	(44%)	(342)	(576)	(68%)

Total revenues	1,222	1,264	1,335	1,096	940	(23%)	(14%)	4,832	4,635	(4%)

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [1][2]	482	508	519	729	479	(1%)	(34%)	2,013	2,235	11%
Amortization of deferred policy acquisition costs and present value of future profits [1]	107	124	197	459	110	3%	(76%)	478	890	86%
Insurance operating costs and other expenses	395	397	395	360	370	(6%)	3%	1,521	1,522	—

Total benefits and expenses	984	1,029	1,111	1,548	959	(3%)	(38%)	4,012	4,647	16%

CORE EARNINGS
Core earnings before income taxes	346	306	218	(243)	283	(18%)	NM	1,162	564	(51%)
Income tax expense (benefit) [1][2][3]	86	70	(14)	(126)	55	(36%)	NM	265	(15)	NM

Core earnings	260	236	232	(117)	228	(12%)	NM	897	579	(35%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1][3][4]	40	(29)	(54)	(148)	(116)	NM	22%	1	(347)	NM
Income (loss) from discontinued operations	40	—	—	—	—	(100%)	—	37	—	(100%)

Net income	$340	$207	$178	$(265)	$112	(67%)	NM	$935	$232	(75%)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	THREE MONTHS ENDED					YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2010	2011	2011	2011	2011	2010	2011
Earned Premiums	$—	$—	$1	$(3)	$1	$(6)	$(1)
Fee Income	—	(1)	2	22	12	8	35
Benefits, losses and loss adjustment expense	(46)	(28)	(8)	166	(61)	(70)	69
Amortization of deferred policy acquisition costs	(83)	(46)	26	288	(38)	(237)	230
Income tax expense (benefit)	44	25	(4)	(153)	39	108	(93)

Core earnings (loss)	85	48	(11)	(282)	73	201	(172)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	13	2	(56)	(15)	(45)	(12)	(114)

Net income (loss)	$98	$50	$(67)	$(297)	$28	$189	$(286)

[2]	The three months ended June 30, 2011 includes a tax benefit of $52 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

[3]	The three months ended June 30, 2011 includes a benefit of $22 related to the release of a deferred tax valuation allowance.

[4]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

FINANCIAL HIGHLIGHTS EXCLUDING IMPACTS OF DAC unlock

	00000	00000	00000	00000	00000	00000	00000	00000	00000	00000
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
CORE EARNINGS BY SEGMENT

Individual Annuity	$96	$99	$144	$83	$86	(10%)	4%	$373	$412	10%
Individual Life	44	45	52	46	40	(9%)	(13%)	185	183	(1%)
Retirement Plans	11	17	20	12	9	(18%)	(25%)	44	58	32%
Mutual Funds	24	27	27	24	20	(17%)	(17%)	94	98	4%

Wealth Management core earnings, excluding DAC unlock	175	188	243	165	155	(11%)	(6%)	696	751	8%
DAC unlock impacts on net income	98	50	(67)	(297)	28	(71%)	NM	189	(286)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	27	(31)	2	(133)	(71)	NM	47%	13	(233)	NM
Income (loss) from discontinued operations	40	—	—	—	—	(100%)	—	37	—	(100%)

Wealth Management net income	340	207	178	(265)	112	(67%)	NM	935	232	(75%)

DAC unlock IMPACT ON REVENUES

Individual Annuity	(2)	(1)	2	—	—	100%	—	(8)	1	NM
Individual Life	2	—	1	19	13	NM	(32%)	10	33	NM

Total DAC unlock impact on core revenues	—	(1)	3	19	13	NM	(32%)	2	34	NM
DAC unlock impact on net realized gains (losses), before tax and DAC, excluded from core earnings	—	—	3	—	2	NM	NM	—	5	—

Total DAC unlock impact on revenues	—	(1)	6	19	15	NM	(21%)	2	39	NM

DAC unlock IMPACT ON CORE EARNINGS (LOSSES) BY SEGMENT

Individual Annuity	83	46	(5)	(179)	75	(10%)	NM	152	(63)	NM
Individual Life	(1)	(2)	(2)	(65)	(1)	—	98%	23	(70)	NM
Retirement Plans	3	4	(4)	(38)	(1)	NM	97%	26	(39)	NM

DAC unlock impact on core earnings (losses) [1]	85	48	(11)	(282)	73	(14%)	NM	201	(172)	NM

DAC unlock impact on net realized gains (losses), net of tax and DAC, excluded from core earnings [2] [3]	13	2	(56)	(15)	(45)	NM	NM	(12)	(114)	NM
DAC unlock impact from discontinued operations	—	—	—	—	—	—	—	—	—	—
DAC unlock impact on net income (loss)	$98	$50	$(67)	$(297)	$28	(71%)	NM	$189	$(286)	NM

[1]	Included in the year ended December 31, 2010 are the impacts of assumption updates of $(15), $28 and $18 for Individual Annuity, Individual Life and Retirement Plans, respectively. Included in the year ended December 31, 2011 are the impacts of assumption updates of $(26), $(63) and $(36) for Individual Annuity, Individual Life and Retirement Plans, respectively.

[2]	Included in the three months ended December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011 are income tax expense (benefits) of $19, $(1), $(29), $(6), and $(27), respectively. Included in the year ended December 31, 2010 and 2011 are income tax benefits of $(5) and $(63), respectively.

[3]	Included in the year ended December 31, 2010 are the impacts of assumption updates of $35, $1 and $(5) for Individual Annuity, Individual Life and Retirement Plans, respectively. Included in the three months ended September 30, 2011 are the impacts of assumption updates of $(6) and $(1) for Individual Annuity and Retirement Plans, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	September 30,	September 30,	September 30,	September 30,	September 30,
					Total
	U.S.	Individual	Retirement	Mutual	Wealth
	Annuity	Life	Plans	Funds	Management
YEAR-TO-DATE
Balance, December 31, 2010	$3,216	$2,626	$842	$43	$6,727
Adjustments to unrealized gains and losses on securities available - for - sale and other	240	99	(25)	—	314

Balance excluding adjustments to unrealized gains and losses on securities available - for - sale and other	3,456	2,725	817	43	7,041
Capitalization	65	342	127	31	565
Amortization - Deferred Policy Acquisition Costs	(411)	(117)	(65)	(47)	(640)
Amortization - Present Value of Future Profits	(4)	(17)	—	—	(21)
Amortization - Realized Capital Gains / Losses	181	(10)	(1)	—	170
Effect of Currency Translation Adjustment	—	—	—	—	—

Balance, December 31, 2011	3,038	2,846	810	27	6,721
Adjustments to unrealized gains and losses on securities available - for - sale and other	(236)	(288)	(96)	—	(620)

Balance, December 31, 2011 including adjustments to unrealized gains and losses on securities available-for-sale and other	$2,802	$2,558	$714	$27	$6,101

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

SUPPLEMENTAL DATA—ANNUITY DEATH AND LIVING BENEFITS

	September 30,	September 30,	September 30,	September 30,	September 30,
	As of	As of	As of	As of	As of
	December 31,	March 31,	June 30,	September 30,	December 31,
	2010	2011	2011	2011	2011
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,257.64	1,325.83	1,320.64	1,131.42	1,257.60

Total Account Value with Guaranteed Minimum Death Benefits (“GMDB”)	$90,831	$90,968	$87,303	$73,831	$76,239
GMDB Gross net amount of risk	10,746	8,616	8,598	15,934	12,070
% of GMDB NAR reinsured	60%	63%	64%	54%	57%
GMDB Retained net amount of risk	4,331	3,152	3,136	7,306	5,136
GMDB net GAAP liability [1]	367	348	347	441	380

Total Account Value with Guaranteed Minimum Withdrawal Benefits (“GMWB”)	44,803	44,616	42,501	35,566	36,604
GMWB Gross net amount of risk	1,296	744	745	3,025	1,888
% of GMWB NAR reinsured	17%	20%	21%	16%	16%
GMWB Retained net amount of risk	1,080	595	592	2,533	1,587
GMWB Net GAAP Liability [2]	1,330	1,074	1,176	2,276	2,082

[1]	For the three months ended December 31, 2010, there was a decrease to the GMDB/GMIB liability as a result of the unlock, for U.S. variable annuity business of $(51). For the three months ended March 31, 2011 the amount was $(25). For the three months ended June 30, 2011, the amount was $(10). For the three months ended September 30, 2011, the amount was $89. For the three months ended December 31, 2011, the amount was $(54).

[2]	Policies with a guaranteed living benefit (a GMWB in the US) also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMWB is released. Similarly, when a policy goes into benefit status on a GMWB or, by contract, the GMDB NAR is reduced to $0.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

INDIVIDUAL ANNUITY

INCOME STATEMENTS

	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
Revenues
Premiums and other considerations
Variable annuity fees	$361	$358	$352	$322	$303	(16%)	(6%)	$1,419	$1,335	(6%)
Other fees [1]	19	19	25	21	13	(32%)	(38%)	83	78	(6%)

Total fee income	380	377	377	343	316	(17%)	(8%)	1,502	1,413	(6%)

Direct premiums	90	85	76	86	80	(11%)	(7%)	314	327	4%
Reinsurance premiums [1]	(21)	(20)	(20)	(20)	(18)	14%	10%	(91)	(78)	14%

Net premiums	69	65	56	66	62	(10%)	(6%)	223	249	12%

Total premiums and other considerations	449	442	433	409	378	(16%)	(8%)	1,725	1,662	(4%)

Net investment income
Net investment income on G/A assets	172	178	179	168	153	(11%)	(9%)	751	678	(10%)
Other net investment income	23	19	17	23	31	35%	35%	63	90	43%

Total net investment income	195	197	196	191	184	(6%)	(4%)	814	768	(6%)
Net realized capital gains - core	4	2	—	3	—	(100%)	(100%)	5	5	—

Total core revenues	648	641	629	603	562	(13%)	(7%)	2,544	2,435	(4%)
Net realized losses and other, before tax and DAC, excluded from core revenues	(79)	(32)	(13)	(238)	(315)	NM	(32%)	(353)	(598)	(69%)

Total revenues	569	609	616	365	247	(57%)	(32%)	2,191	1,837	(16%)

Benefits and Expenses
Benefits and losses
Death benefits [1]	(14)	—	15	119	(34)	(143%)	NM	46	100	117%
Other contract benefits	43	41	39	44	43	—	(2%)	151	167	11%
Change in reserve	62	57	47	63	48	(23%)	(24%)	207	215	4%
Sales inducements [1]	3	8	12	20	4	33%	(80%)	37	44	19%
Interest credited on G/A assets	156	148	151	143	143	(8%)	—	649	585	(10%)

Total benefits and losses	250	254	264	389	204	(18%)	(48%)	1,090	1,111	2%

Other insurance expenses
Commissions & wholesaling expenses	103	109	107	96	108	5%	13%	433	420	(3%)
Operating expenses	53	44	45	43	46	(13%)	7%	188	178	(5%)
Premium taxes and other expenses	—	2	2	2	(2)	—	NM	17	4	(76%)

Subtotal - expenses before deferral	156	155	154	141	152	(3%)	8%	638	602	(6%)
Deferred policy acquisition costs	(18)	(15)	(16)	(16)	(18)	—	(13%)	(96)	(65)	32%

Total other insurance expense	138	140	138	125	134	(3%)	7%	542	537	(1%)
Amortization of deferred policy acquisition costs [1]	30	68	128	281	30	—	(89%)	273	507	86%

Total benefits and expenses	418	462	530	795	368	(12%)	(54%)	1,905	2,155	13%
Core earnings (loss) before income taxes	230	179	99	(192)	194	(16%)	NM	639	280	(56%)
Income tax expense (benefit) [1] [2]	51	34	(40)	(96)	33	(35%)	NM	114	(69)	NM

Core earnings (loss) [1]	179	145	139	(96)	161	(10%)	NM	525	349	(34%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [3]	56	(6)	(72)	(152)	(133)	NM	13%	2	(363)	NM

Net income (loss) [1]	$235	$139	$67	$(248)	$28	(88%)	NM	$527	$(14)	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	76.2	60.9	59.6	(45.2)	81.1	6%	NM	54.5	39.7	(27%)
Net income (loss)	100.0	58.4	28.7	(116.9)	14.1	(86%)	NM	54.7	(1.6)	NM

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	THREE MONTH ENDED					YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2010	2011	2011	2011	2011	2010	2011
Other Fees	$(2)	$(1)	$1	$3	$(1)	$(2)	$2
Reinsurance Premiums	—	—	1	(3)	1	(6)	(1)
Death Benefits	(41)	(25)	(10)	88	(54)	(67)	(1)
Sales Inducements	(5)	(3)	2	10	(2)	(2)	7
Amortization of deferred policy acquisition costs	(82)	(43)	16	178	(59)	(172)	92
Income tax expense (benefit)	43	24	(1)	(97)	40	81	(34)

Core earnings (loss)	83	46	(5)	(179)	75	152	(63)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	13	1	(55)	(9)	(46)	(9)	(109)

Net income (loss)	96	47	(60)	(188)	29	143	(172)

[2]	The three months ended June 30, 2011 include a tax benefit of $45 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

[3]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

INDIVIDUAL ANNUITY

SUPPLEMENTAL DATA—ACCOUNT VALUE ROLL FORWARD

	September 30,	September 30,	September 30,	September 30,	September 30,
	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2010	2011	2011	2011	2011
VARIABLE ANNUITIES

Beginning balance	$80,357	$83,013	$82,977	$79,347	$66,716

Deposits	286	250	227	192	216
Surrenders	(2,723)	(2,963)	(3,141)	(2,445)	(2,207)
Death benefits/annuitizations/annuity payouts [1]	(398)	(419)	(392)	(344)	(346)
Transfers	(3)	(47)	(44)	(45)	(44)

Net Flows	(2,838)	(3,179)	(3,350)	(2,642)	(2,381)
Change in market value/change in reserve/interest credited	5,498	3,142	(281)	(9,989)	4,425
Other [2]	(4)	1	1	—	—

Ending balance	$83,013	$82,977	$79,347	$66,716	$68,760

FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER

Beginning balance	$12,397	$12,223	$12,136	$11,978	$11,727
Deposits	19	13	20	36	42
Surrenders	(241)	(173)	(203)	(301)	(175)
Death benefits/annuitizations/annuity payouts [1]	(150)	(152)	(167)	(165)	(163)
Transfers	51	66	68	73	62

Net Flows	(321)	(246)	(282)	(357)	(234)
Change in market value/change in reserve/interest credited	147	159	124	106	138

Ending balance	$12,223	$12,136	$11,978	$11,727	$11,631

TOTAL INDIVIDUAL ANNUITY

Beginning balance	$92,754	$95,236	$95,113	$91,325	$78,443

Deposits	305	263	247	228	258
Surrenders	(2,964)	(3,136)	(3,344)	(2,746)	(2,382)
Death benefits/annuitizations/annuity payouts [1]	(548)	(571)	(559)	(509)	(509)
Transfers	48	19	24	28	18

Net Flows	(3,159)	(3,425)	(3,632)	(2,999)	(2,615)
Change in market value/change in reserve/interest credited	5,645	3,301	(157)	(9,883)	4,563
Other [2]	(4)	1	1	—	—

Ending balance	$95,236	$95,113	$91,325	$78,443	$80,391

[1]	Includes transfers from the accumulation phase to the annuitization phase.

[2]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

INDIVIDUAL LIFE

INCOME STATEMENTS

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
						Year Over Year 3 Month Change	Sequential 3 Month Change	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,			DECEMBER 31,
	2010	2011	2011	2011	2011			2010	2011	Change
Revenues
Premiums and other considerations

Variable life fees	$14	$13	$14	$12	$12	(14%)	—	$52	$51	(2%)
Cost of insurance charges	161	163	165	169	172	7%	2%	635	669	5%
Other fees [1]	74	58	56	86	81	9%	(6%)	268	281	5%

Total fee income	249	234	235	267	265	6%	(1%)	955	1,001	5%
Direct premiums	37	35	38	38	38	3%	—	140	149	6%
Reinsurance premiums	(63)	(59)	(63)	(63)	(66)	(5%)	(5%)	(236)	(251)	(6%)

Net premiums	(26)	(24)	(25)	(25)	(28)	(8%)	(12%)	(96)	(102)	(6%)

Total premiums and other considerations	223	210	210	242	237	6%	(2%)	859	899	5%

Net investment income
Net investment income on G/A assets	98	106	106	107	107	9%	—	400	426	7%
Other net investment income (loss)	3	5	9	8	8	167%	—	—	30	—

Total net investment income	101	111	115	115	115	14%	—	400	456	14%
Net realized capital gains (losses) - core	(1)	—	—	(1)	1	NM	NM	(2)	—	100%

Total core revenues	323	321	325	356	353	9%	(1%)	1,257	1,355	8%
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(22)	(31)	8	31	22	NM	(29%)	23	30	30%

Total revenues	301	290	333	387	375	25%	(3%)	1,280	1,385	8%
Benefits and Expenses
Benefits and losses
Death benefits	87	105	102	108	108	24%	—	362	423	17%
Other contract benefits	5	6	8	8	7	40%	(13%)	25	29	16%
Change in reserve [1]	2	6	6	77	11	NM	(86%)	1	100	NM
Sales inducements	1	—	1	—	1	—	—	4	2	(50%)
Interest credited on G/A assets	62	65	63	66	68	10%	3%	253	262	4%

Total benefits and losses	157	182	180	259	195	24%	(25%)	645	816	27%

Other insurance expenses
Commissions & wholesaling expenses	50	43	47	55	66	32%	20%	176	211	20%
Operating expenses	71	59	63	66	70	(1%)	6%	252	258	2%
Premium taxes and other expenses	15	12	14	12	18	20%	50%	48	56	17%

Subtotal - expenses before deferral	136	114	124	133	154	13%	16%	476	525	10%
Deferred policy acquisition costs	(84)	(70)	(77)	(91)	(104)	(24%)	(14%)	(295)	(342)	(16%)

Total other insurance expense	52	44	47	42	50	(4%)	19%	181	183	1%
Amortization of deferred policy acquisition costs and present value of future profits [1]	52	34	33	92	54	4%	(41%)	135	213	58%

Total benefits and expenses	261	260	260	393	299	15%	(24%)	961	1,212	26%
Core earnings before income taxes	62	61	65	(37)	54	(13%)	NM	296	143	(52%)
Income tax expense (benefit) [1] [2]	19	18	15	(18)	15	(21%)	NM	88	30	(66%)

Core earnings (loss) [1]	43	43	50	(19)	39	(9%)	NM	208	113	(46%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings [3]	(12)	(18)	4	10	24	NM	140%	21	20	(5%)

Net income (loss) [1]	$31	$25	$54	$(9)	$63	103%	NM	$229	$133	(42%)

Earnings Margin (After-tax)
Core earnings	13.3%	13.4%	15.4%	(5.3%)	11.0%	(2.3)	16.3	16.6%	8.3%	(8.3)
Net income	10.3%	8.6%	16.2%	(2.3%)	16.8%	6.5	19.1	17.9%	9.6%	(8.3)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	THREE MONTH ENDED					YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2010	2011	2011	2011	2011	2010	2011
Other Fees	$2	$—	$1	$19	$13	$10	$33
Change in reserve	—	—	—	66	(4)	(2)	62
Amortization of deferred policy acquisition costs	3	3	4	53	19	(26)	79
Income tax expense (benefit)	—	(1)	(1)	(35)	(1)	13	(38)

Core earnings (loss)	(1)	(2)	(2)	(65)	(1)	23	(70)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings (losses)	—	1	—	(1)	1	5	1

Net income (loss)	(1)	(1)	(2)	(66)	—	28	(69)

[2]	The three months ended June 30, 2011 include a tax benefit of $3 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

[3]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

INDIVIDUAL LIFE

SUPPLEMENTAL DATA

	00000	00000	00000	00000	00000	00000	00000	00000	00000	00000
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
SALES BY DISTRIBUTION
National Accounts	$26	$22	$28	$29	$39	48%	32%	$98	$118	20%
Independent	25	28	25	31	36	45%	18%	97	120	23%
Other	3	4	3	2	2	(19%)	10%	12	11	(6%)

Total sales by distribution	$54	$54	$56	$62	$77	43%	24%	$207	$249	20%

SALES BY PRODUCT
Variable Life	$7	$7	$8	$6	$6	(14%)	—	$31	$27	(13%)
Universal life	43	43	43	52	67	56%	29%	159	205	29%
Term/other life	4	4	5	4	4	—	—	17	17	—

Total sales by product	$54	$54	$56	$62	$77	43%	24%	$207	$249	20%

PREMIUMS & DEPOSITS
Variable life	$148	$127	$130	$134	$126	(15%)	(6%)	$557	$517	(7%)
Universal life/other life	329	288	318	378	419	27%	11%	1,143	1,403	23%
Term/other	42	37	39	43	42	—	(2%)	152	161	6%

Total Premiums & Deposits	$519	$452	$487	$555	$587	13%	6%	$1,852	$2,081	12%

ACCOUNT VALUE
General account	$6,690	$6,808	$6,954	$7,126	$7,337	10%	3%
Separate account	5,553	5,662	5,412	4,682	4,963	(11%)	6%

Total account value	$12,243	$12,470	$12,366	$11,808	$12,300	—	4%

ACCOUNT VALUE BY PRODUCT
Variable life	$6,115	$6,235	$5,993	$5,259	$5,535	(9%)	5%
Universal life/other life	6,128	6,235	6,373	6,549	6,765	10%	3%

Total account value by product	$12,243	$12,470	$12,366	$11,808	$12,300	—	4%

LIFE INSURANCE IN-FORCE
Variable life	$74,044	$72,946	$71,977	$70,926	$69,716	(6%)	(2%)
Universal life	58,789	59,613	60,759	62,052	64,006	9%	3%
Term	75,797	77,138	78,714	80,249	81,494	8%	2%

Total life insurance in-force	$208,630	$209,697	$211,450	$213,227	$215,216	3%	1%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

INDIVIDUAL LIFE

SUPPLEMENTAL DATA—ACCOUNT VALUE ROLL FORWARD

	September 30,	September 30,	September 30,	September 30,	September 30,
	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2010	2011	2011	2011	2011

VARIABLE LIFE
Beginning balance	$5,757	$6,115	$6,235	$5,993	$5,259
First year & single premiums	15	13	16	15	12
Renewal premiums	133	114	114	119	114

Premiums and deposits	148	127	130	134	126
Surrenders	(106)	(98)	(102)	(91)	(100)
Death benefits	(14)	(19)	(17)	(20)	(15)

Net Flows	28	10	11	23	11
Policy fees	(123)	(108)	(111)	(120)	(109)
Change in market value/interest credited	453	218	(142)	(637)	374

Ending balance	$6,115	$6,235	$5,993	$5,259	$5,535

UNIVERSAL LIFE [1]
Beginning balance	$5,995	$6,128	$6,235	$6,373	$6,549
First year & single premiums	165	143	165	210	251
Renewal premiums	164	145	153	168	168

Premiums and deposits	329	288	318	378	419
Surrenders	(49)	(43)	(36)	(44)	(44)
Death benefits	(30)	(35)	(29)	(29)	(26)

Net Flows	250	210	253	305	349
Policy fees	(177)	(160)	(173)	(193)	(194)
Change in market value/interest credited	60	57	58	64	61

Ending balance	$6,128	$6,235	$6,373	$6,549	$6,765

INDIVIDUAL LIFE
Beginning balance	$11,752	$12,243	$12,470	$12,366	$11,808
First year & single premiums	180	156	181	225	263
Renewal premiums	297	259	267	287	282

Premiums and deposits	477	415	448	512	545
Surrenders	(155)	(141)	(138)	(135)	(144)
Death benefits	(44)	(54)	(46)	(49)	(41)

Net Flows	278	220	264	328	360
Policy fees	(300)	(268)	(284)	(313)	(303)
Change in market value/interest credited	513	275	(84)	(573)	435

Ending balance	$12,243	$12,470	$12,366	$11,808	$12,300

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and Other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

RETIREMENT PLANS

INCOME STATEMENTS

	xxx	xxx	xxx	xxx	xxx	xxx	xxx	xxx	xxx	xxx
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$63	$65	$67	$63	$60	(5%)	(5%)	$230	$255	11%
Mutual fund and other fees	29	29	32	29	28	(3%)	(3%)	122	118	(3%)

Total fee income	92	94	99	92	88	(4%)	(4%)	352	373	6%
Direct premiums	2	3	2	1	1	(50%)	—	7	7	—

Total premiums and other considerations	94	97	101	93	89	(5%)	(4%)	359	380	6%

Net investment income
Net investment income on G/A assets	94	96	96	97	94	—	(3%)	356	383	8%
Other net investment income	3	3	4	3	3	—	—	8	13	63%

Total net investment income	97	99	100	100	97	—	(3%)	364	396	9%
Net realized losses - core	(1)	(0)	—	—	—	100%	—	(6)	—	100%

Total core revenues	190	196	201	193	186	(2%)	(4%)	717	776	8%
Net realized gains (losses), before tax and DAC, excluded from core revenues	(7)	(9)	11	(2)	(10)	(43%)	NM	(12)	(10)	17%

Total revenues	183	187	212	191	176	(4%)	(8%)	705	766	9%
Benefits and Expenses
Benefits and losses
Death benefits [1]	—	1	(2)	2	(1)	—	NM	(0)	0	—
Other contract benefits	15	16	15	15	13	(13%)	(13%)	60	59	(2%)
Change in reserve	(5)	(7)	(5)	(7)	(5)	—	29%	(28)	(24)	14%
Sales inducements [1]	—	—	1	1	1	—	—	(0)	3	—
Interest credited on G/A assets	64	62	66	70	72	13%	3%	246	270	10%

Total benefits and losses	74	72	75	81	80	8%	(1%)	278	308	11%

Other insurance expenses
Commissions & wholesaling expenses	48	49	46	46	46	(4%)	—	177	187	6%
Operating expenses	72	70	68	68	66	(8%)	(3%)	278	272	(2%)
Premium taxes and other expenses	6	7	6	5	4	(33%)	(20%)	22	22	—

Subtotal - expenses before deferral	126	126	120	119	116	(8%)	(3%)	477	481	1%
Deferred policy acquisition costs	(36)	(36)	(30)	(31)	(30)	17%	3%	(137)	(127)	7%

Total other insurance expense	90	90	90	88	86	(4%)	(2%)	340	354	4%
Amortization of deferred policy acquisition costs [1]	12	10	24	74	15	25%	(80%)	19	123	NM

Total benefits and expenses	176	172	189	243	181	3%	(26%)	637	785	23%
Core earnings (loss) before income taxes	14	24	12	(50)	5	(64%)	NM	80	(9)	NM
Income tax expense (benefit) [1] [2]	—	3	(4)	(24)	(3)	—	88%	10	(28)	NM

Core earnings (loss) [2]	14	21	16	(26)	8	(43%)	NM	70	19	(73%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings [3]	(5)	(6)	14	(6)	(6)	(20%)	—	(23)	(4)	83%

Net income (loss) [1]	$9	$15	$30	$(32)	$2	(78%)	NM	$47	$15	(68%)

RETURN ON ASSETS (After-tax bps)
Core earnings	10.9	15.5	11.5	(19.7)	6.3	(42%)	NM	14.5	3.6	(75%)
Net income (loss)	7.0	11.1	21.6	(24.3)	1.6	(77%)	NM	9.7	2.9	(70%)

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	THREE MONTH ENDED					YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2010	2011	2011	2011	2011	2010	2011
Death Benefits	$—	$—	$—	$1	$(1)	$—	$—
Sales Inducements	—	—	—	1	—	(1)	1
Amortization of deferred policy acquisition costs	(4)	(6)	6	57	2	(39)	59
Income tax expense (benefit)	1	2	(2)	(21)	—	14	(21)

Core earnings (loss)	3	4	(4)	(38)	(1)	26	(39)
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	—	—	(1)	(5)	—	(8)	(6)

Net income (loss)	3	4	(5)	(43)	(1)	18	(45)

[2]	The three months ended June 30, 2011 include a tax benefit of $4 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

[3]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

RETIREMENT PLANS

SUPPLEMENTAL DATA—ASSETS UNDER MANAGEMENT

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2010	2011	2011	2011	2011	Change	Change

RETIREMENT PLANS TOTAL
General account	$7,280	$7,502	$7,638	$8,042	$8,374	15%	4%
Guaranteed separate account	6	—	—	—	—	(100%)	—
Non-guaranteed separate account	25,654	27,522	27,443	23,799	25,525	(1%)	7%

Total Retirement Plans account value	$32,940	$35,024	$35,081	$31,841	$33,899	3%	6%
401(k)/403(b)/457 mutual funds	19,578	20,324	20,474	17,844	18,403	(6%)	3%

Total Retirement Plans Assets Under Management	$52,518	$55,348	$55,555	$49,685	$52,302	—	5%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

RETIREMENT PLANS

SUPPLEMENTAL DATA—ACCOUNT VALUE AND ASSET ROLL FORWARD

	XXXX	XXXX	XXXX	XXXX	XXXX
	THREE MONTHS ENDED,
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2010	2011	2011	2011	2011
401(k) GROUP ANNUITY
ACCOUNT VALUE
Beginning balance	$18,764	$20,291	$21,891	$21,963	$19,769
Deposits	1,211	1,807	1,194	1,425	1,239
Surrenders	(874)	(921)	(1,049)	(911)	(1,150)
Death benefits/annuity payouts	(18)	(18)	(20)	(19)	(17)
Transfers [1]	—	(26)	1	11	47

Net Flows	319	842	126	506	119
Change in market value/change in reserve/interest credited	1,209	758	(54)	(2,700)	1,236
Other	(1)	—	—	—	—

Ending balance	$20,291	$21,891	$21,963	$19,769	$21,124

403(b)/457 GROUP ANNUITY
ACCOUNT VALUE
Beginning balance	$11,874	$12,649	$13,133	$13,118	$12,072
Deposits	369	359	326	330	336
Surrenders	(239)	(255)	(347)	(259)	(216)
Death benefits/annuity payouts	(12)	(12)	(12)	(12)	(11)
Transfers [1]	—	(0)	0	3	2

Net Flows	118	92	(33)	62	111
Change in market value/change in reserve/interest credited	658	392	18	(1,108)	592
Other	(1)	—	—	—	—

Ending balance	$12,649	$13,133	$13,118	$12,072	$12,775

401(k)/403(b)/457 MUTUAL FUNDS ASSETS
Beginning balance	$18,602	$19,578	$20,324	$20,474	$17,844
Reclassificiation of AUA to AUM [2]	—	—	267	—	—
Deposits	491	697	549	715	459
Surrenders	(825)	(995)	(814)	(511)	(1,127)
Death benefits/annuity payouts	—	—	(2)	2	1
Transfers [1]	—	26	(1)	(14)	(49)

Net Flows	(334)	(272)	(268)	192	(716)
Change in market value/change in reserve/interest credited	1,308	1,018	151	(2,822)	1,275
Other	2	—	—	—	—

Ending balance	$19,578	$20,324	$20,474	$17,844	$18,403

TOTAL RETIREMENT
Beginning balance	$49,240	$52,518	$55,348	$55,555	$49,685
Reclassificiation of AUA to AUM [2]	—	—	267	—	—
Deposits	2,071	2,863	2,069	2,470	2,034
Surrenders	(1,938)	(2,171)	(2,210)	(1,681)	(2,493)
Death benefits/annuity payouts	(30)	(30)	(34)	(29)	(27)

Net Flows	103	662	(175)	760	(486)
Change in market value/change in reserve/interest credited	3,175	2,168	115	(6,630)	3,103

Ending balance	$52,518	$55,348	$55,555	$49,685	$52,302

[1]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefit remaining on deposit.

[2]	Specific plans were identified that required reclassification from AUA to AUM.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

MUTUAL FUNDS

INCOME STATEMENTS

	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX	XXXXXX
	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	YEAR ENDED DECEMBER 31,
	Dec. 31, 2010	March 31, 2011	June 30, 2011	Sept. 30, 2011	Dec. 31, 2011
								2010	2011	Change

Revenues

Fee income	$171	$178	$175	$153	$143	(16%)	(7%)	$664	$649	(2%)

Net investment income	(2)	(1)	(1)	—	(1)	50%	—	(8)	(3)	63%
Total core revenues	169	177	174	153	141	(17%)	(8%)	656	645	(2%)
Net realized gains, before tax and DAC, excluded from core revenues	—	1	—	—	1	—	—	—	2	—

Total revenues	169	178	174	153	142	(16%)	(7%)	656	647	(1%)

Benefits and Expenses

Benefits and claims	1	—	—	—	—	(100%)	—	—	—	—

Other insurance expenses
Commissions & wholesaling expenses	95	101	94	75	71	(25%)	(5%)	356	341	(4%)
Operating expenses	31	29	31	31	30	(3%)	(3%)	118	121	3%
Premium taxes and other expenses	(1)	4	4	5	4	NM	(20%)	21	17	(19%)

Subtotal - expenses before deferral	125	134	129	111	105	(16%)	(5%)	495	479	(3%)
Deferred policy acquisition costs	(10)	(11)	(9)	(6)	(5)	50%	17%	(37)	(31)	16%

Total other insurance expense	115	123	120	105	100	(13%)	(5%)	458	448	(2%)
Amortization of deferred policy acquisition costs	13	12	12	12	11	(15%)	(8%)	51	47	(8%)

Total benefits and expenses	129	135	132	117	111	(14%)	(5%)	509	495	(3%)
Core earnings before income taxes	40	42	42	36	30	(25%)	(17%)	147	150	2%
Income tax expense	16	15	15	12	10	(38%)	(17%)	53	52	(2%)

Core earnings	24	27	27	24	20	(17%)	(17%)	94	98	4%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [1]	1	1	—	—	(1)	NM	—	1	—	(100%)
Income (Loss) from discontinued operations [2]	40	—	—	—	—	(100%)	—	37	—	(100%)

Net income	$65	$28	$27	$24	$19	(71%)	(21%)	$132	$98	(26%)

RETURN ON ASSETS (After-tax bps)
Core earnings	9.9	10.6	10.6	10.5	9.5	(4%)	(10%)	9.8	10.5	7%
Net income	26.6	11.0	10.6	10.5	9.0	(66%)	(14%)	13.7	10.5	(23%)

[1]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

[2]	Included in the three months ended December 31, 2010 is a gain of $41, after-tax, from the sale of the Canadian mutual funds business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

MUTUAL FUNDS

SUPPLEMENTAL DATA [1]

	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
NON-PROPRIETARY MUTUAL FUNDS DEPOSITS
Retail Mutual Funds	$3,355	$3,934	$3,131	$2,051	$1,760	(48%)	(14%)	$12,732	$10,876	(15%)
Investment Only Mutual Funds	604	807	676	2,228	493	(18%)	(78%)	2,506	4,204	68%
529 College Savings Plan	71	80	65	59	65	(8%)	10%	213	269	26%

Total Non-Proprietary Mutual Funds Deposits	$4,030	$4,821	$3,872	$4,338	$2,318	(42%)	(47%)	$15,451	$15,349	(1%)

ASSETS UNDER MANAGEMENT
Retail mutual fund assets	$48,753	$51,064	$49,584	$39,258	$40,228	(17%)	2%
Investment Only mutual fund assets	6,659	7,298	6,954	6,625	6,983	5%	5%
Proprietary mutual fund assets [2]	43,602	44,044	42,204	35,494	36,770	(16%)	4%
529 College Savings Plan assets	1,472	1,583	1,612	1,424	1,557	6%	9%

Total Mutual Fund Assets	$100,486	$103,989	$100,354	$82,801	$85,538	(15%)	3%

[1]	Supplemental data related to the Canadian business was removed from this schedule for all periods presented herein as a result of the sale of this business which occurred in the three months ended, December 31, 2010. Approximately $1.8 billion of AUM were transferred out to a third party as a result of the sale.

[2]	Includes Company sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

WEALTH MANAGEMENT

MUTUAL FUNDS

SUPPLEMENTAL DATA —ASSET ROLL FORWARD

	September 30,	September 30,	September 30,	September 30,	September 30,
	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2010	2011	2011	2011	2011
NON-PROPRIETARY MUTUAL FUNDS
Beginning balance	$51,686	$56,884	$59,945	$58,150	$47,307
Deposits	4,030	4,821	3,872	4,338	2,318
Redemptions	(3,471)	(3,827)	(5,054)	(6,734)	(4,112)

Net Flows	559	994	(1,182)	(2,396)	(1,794)
Change in market value	4,749	2,095	(635)	(8,430)	3,271
Other [1]	(110)	(28)	22	(17)	(16)

Ending balance	$56,884	$59,945	$58,150	$47,307	$48,768

PROPRIETARY MUTUAL FUNDS [2]
Beginning balance	$41,778	$43,602	$44,044	$42,204	$35,494
Net Flows	(1,571)	(1,507)	(1,604)	(1,244)	(1,442)
Change in market value	3,395	1,949	(236)	(5,466)	2,718

Ending balance	$43,602	$44,044	$42,204	$35,494	$36,770

[1]	Includes front end loads on A share products.

[2]	Includes Company sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

RUNOFF OPERATIONS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS

FINANCIAL HIGHLIGHTS

	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
CORE EARNINGS BY SEGMENT
International Annuity	$34	$72	$63	$126	$41	21%	(67%)	$180	$302	68%
Institutional Annuity	25	11	7	(9)	(9)	NM	—	(5)	—	100%
Private Placement Life Insurance	7	10	10	11	10	43%	(9%)	35	41	17%

Life Other Operations core earnings	66	93	80	128	42	(36%)	(67%)	210	343	63%

Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1]	(27)	(172)	93	175	(81)	NM	NM	(294)	15	NM
Income (loss) from discontinued operations	(4)	—	—	—	—	100%	—	(6)	—	100%

Life Other Operations net income (loss)	$35	$(79)	$173	$303	$(39)	NM	NM	$(90)	$358	NM

Property & Casualty Other Operations core earnings [2]	13	23	(167)	9	16	23%	78%	(69)	(119)	(72%)
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1]	1	(2)	3	(1)	2	100%	NM	16	2	(88%)

Property & Casualty Other Operations net income (loss)	$14	$21	$(164)	$8	$18	29%	125%	$(53)	$(117)	(121%)

Runoff operations core earnings (loss)	79	116	(87)	137	58	(27%)	(58%)	141	224	59%

Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1]	(26)	(174)	96	174	(79)	NM	NM	(278)	17	NM
Income (loss) from discontinued operations	(4)	—	—	—	—	100%	—	(6)	—	100%

Runoff operations net income (loss)	$49	$(58)	$9	$311	$(21)	NM	NM	$(143)	$241	NM

LIFE OTHER OPERATIONS SUPPLEMENTAL DATA
Return on Assets (After-tax bps)
Core earnings	28.6	40.4	34.8	56.1	18.6	(34%)	(66%)	22.4	37.5	73%
Net income (loss)	15.2	(34.3)	75.2	132.7	(17.3)	NM	NM	(9.6)	39.2	NM

DAC unlock impact on core earnings by segment
International Annuity	$(35)	$13	$(10)	$59	$(27)	23%	NM	$(70)	$35	NM
Institutional Annuity	(1)	—	—	(4)	1	NM	NM	(2)	(3)	(50%)

Life Other Operations	$(36)	$13	$(10)	$55	$(26)	28%	NM	$(72)	$32	NM

Other supplemental data
International Annuity Net Income	$60	$(107)	$103	$350	$(49)	NM	NM	$(17)	$297	NM

[1]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

[2]	The year ended December 31, 2010 included net asbestos reserve strengthening and net environmental reserve strengthening of $169 and $62, respectively. The three months ended June 30, 2011 included net asbestos reserve strengthening of $290. The three months ended September 30, 2011 included net environmental reserve strengthening of $19.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS

LIFE OTHER OPERATIONS

SUPPLEMENTAL DATA—ACCOUNT VALUE DATA

	xxx	xxx	xxx	xxx	xxx	xxx	xxx
	THREE MONTHS ENDED					Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2010	2011	2011	2011	2011	Change	Change
ACCOUNT VALUE BY SEGMENT
Variable Annuity	$33,507	$33,027	$32,981	$31,438	$31,162	(7%)	(1%)
Fixed and other annuity	4,596	4,463	4,824	5,013	4,786	4%	(5%)

Total International Annuity account value	$38,103	$37,490	$37,805	$36,451	$35,948	(6%)	(1%)

Institutional Annuity account value [1]	$19,674	$19,326	$19,230	$19,477	$19,330	(2%)	(1%)
Private Placement Life Insurance account value	$36,042	$36,424	$36,700	$35,989	$36,335	1%	1%

INTERNATIONAL ANNUITY ACCOUNT VALUE ROLL FORWARD

VARIABLE ANNUITIES
Beginning balance	$33,177	$33,507	$33,027	$32,981	$31,438
Deposits/Premiums/other	1	1	1	—	—
Surrenders	(363)	(285)	(291)	(296)	(291)
Death benefits/annuitizations/other [2]	(159)	(192)	(166)	(165)	(164)

Net Flows	(521)	(476)	(456)	(461)	(455)
Change in market value/currency/change in reserve/interest credited	(57)	610	(404)	(2,477)	141
Effect of currency translation	908	(614)	814	1,395	38

Ending balance	$33,507	$33,027	$32,981	$31,438	$31,162

FIXED MVA AND OTHER [3]
Beginning balance	$4,703	$4,596	$4,463	$4,824	$5,013
Surrenders	(58)	(43)	(31)	(44)	(59)
Death benefits/annuitizations/other [2]	(209)	(23)	246	(16)	(204)

Net Flows	(267)	(66)	215	(60)	(263)
Change in market value/currency/change in reserve/interest credited	23	31	22	19	28
Effect of currency translation	137	(98)	124	230	8

Ending balance	$4,596	$4,463	$4,824	$5,013	$4,786

TOTAL INTERNATIONAL ANNUITY
Beginning balance	$37,880	$38,103	$37,490	$37,805	$36,451
Deposits/Premiums/other	1	1	1	—	—
Surrenders	(421)	(328)	(322)	(340)	(350)
Death benefits/annuitizations/other [2]	(368)	(215)	80	(181)	(368)

Net Flows	(788)	(542)	(241)	(521)	(718)

Change in market value/change in reserve/interest credited	(34)	641	(382)	(2,458)	169
Effect of currency translation	1,045	(712)	938	1,625	46

Ending balance	$38,103	$37,490	$37,805	$36,451	$35,948

[1]	Included in the balance is approximately $1.4 billion for the three months ended December 31, 2010 and March 31, 2011, approximately $1.5 billion for the three months ended June 30, 2011 and September 30, 2011 and approximately $1.3 billion for the three months ended December 31, 2011 related to an intrasegment funding agreement which is eliminated in consolidation.

[2]	Included in the three months ended December 31, 2011 are current period payments of $201 and interest credited of $14.6 related to 3 Win “GMIB” policies that triggered in fourth quarter 2008 and first quarter 2009 for option (2), which are included in the fixed MVA and other—death benefits/annuitizations/other and change in market value/change in reserve/interest credited. The 3 Win guaranteed minimum benefit “GMIB” requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity.

[3]	Of the total ending fixed MVA and other balance as of December 31, 2011 of $4.8 billion, approximately $2.6billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS

LIFE OTHER OPERATIONS

DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	September 30,	September 30,	September 30,	September 30,
				Life
	International	Institutional		Other
	Annuity	Annuity	PPLI	Operations
YEAR-TO-DATE
Balance, December 31, 2010	$1,680	$85	$34	$1,799
Adjustments to unrealized gains and losses on securities available - for - sale and other	(63)	1	—	(62)

Balance excluding adjustments to unrealized gains and losses on securities available - for - sale and other	1,617	86	34	1,737
Capitalization	—	—	1	1
Amortization - Deferred Policy Acquisition Costs	(226)	(8)	(2)	(236)
Amortization - Present Value of Future Profits	—	—	—	—
Amortization - Realized Capital Gains / Losses	(143)	—	—	(143)
Amortization - Unlock - Core	316	(4)	—	312
Amortization - Unlock - Non-core	(425)	—	—	(425)
Effect of Currency Translation Adjustment	83	—	—	83

Balance, December 31, 2011	1,222	74	33	1,329
Adjustments to unrealized gains and losses on securities available - for - sale and other	(7)	(1)	—	(8)

Balance, December 31, 2011 including adjustments to unrealized gains and losses on securities available-for-sale and other	$1,215	$73	$33	$1,321

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

LIFE OTHER OPERATIONS

SUPPLEMENTAL DATA—ANNUITY DEATH AND INCOME BENEFITS

	September 30,	September 30,	September 30,	September 30,	September 30,
	As of	As of	As of	As of	As of
	December 31,	March 31,	June 30,	September 30,	December 31,
	2010	2011	2011	2011	2011

JAPAN VARIABLE ANNUITY BUSINESS
Yen / $	81.1	82.9	80.8	77.1	76.9

Total Account Value with GMDB	$31,249	$30,778	$30,785	$29,522	$29,234
GMDB Gross net amount of risk	8,847	7,962	8,469	11,035	10,857
% of GMDB NAR reinsured	14%	15%	15%	13%	13%
GMDB Retained net amount of risk	7,593	6,750	7,233	9,583	9,413

Total Account Value with Guaranteed Minimum Income Benefits (“GMIB”)	26,731	28,655	28,835	27,471	27,282
GMIB Retained net amount of risk [2]	5,846	5,410	5,777	7,662	7,502
GMDB/GMIB net GAAP liability [1]	652	607	635	907	930

[1]	For the three months ended December 31, 2010, there was a decrease to the GMDB/GMIB liability as a result of the unlock, for the Japan variable annuity business $(46). For the three months ended March 31, 2011 the amount was $(21). For the three months ended June 30, 2011, the amount was $17. For the three months ended September 30, 2011, the amount was $249. For the three months ended December 31, 2011 the amount was $33.

[2]	Policies with a guaranteed living benefit (a GMIB in Japan) also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMIB is released. Similarly, when a policy goes into benefit status on a GMIB, its GMDB NAR is released.

CORPORATE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CORPORATE

INCOME STATEMENTS

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
Earned premiums	$3	$(1)	$1	$—	$—	(100%)	—	$2	$—	(100%)
Fee income	44	53	53	55	48	9%	(13%)	187	209	12%
Net investment income	14	16	13	1	(7)	NM	NM	81	23	(72%)
Net realized capital gains (losses)	38	(11)	6	(51)	(40)	NM	22%	66	(96)	NM
Other revenues	(1)	—	—	—	—	100%	—	(1)	—	100%

Total revenues	98	57	73	5	1	(99%)	(80%)	335	136	(59%)

Benefits, losses and loss adjustment expenses	(2)	1	1	(6)	1	NM	NM	(2)	(3)	(50%)
Insurance operating costs and other expenses [1]	74	60	65	57	20	(73%)	(65%)	325	202	(38%)
Interest expense	128	128	128	128	124	(3%)	(3%)	508	508	—

Total benefits and expenses	200	189	194	179	145	(27%)	(19%)	831	707	(15%)

Loss from continuing operations before income taxes	(102)	(132)	(121)	(174)	(144)	(41%)	17%	(496)	(571)	(15%)

Income tax benefit [2] [3]	(51)	(44)	(47)	(62)	(48)	6%	23%	(168)	(201)	(20%)

Loss from continuing operations	(51)	(88)	(74)	(112)	(96)	(88%)	14%	(328)	(370)	(13%)

Add: Income (loss) from discontinued operations [4]	(2)	2	(77)	5	6	NM	20%	(107)	(64)	40%

Net Loss	(53)	(86)	(151)	(107)	(90)	(70%)	16%	(435)	(434)	—

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core losses [5]	18	(9)	9	(29)	(26)	NM	10%	32	(55)	NM
Less: Income (loss) from discontinued operations [4]	(2)	2	(77)	5	6	NM	20%	(107)	(64)	40%

Core losses	$(69)	$(79)	$(83)	$(83)	$(70)	(1%)	16%	$(360)	$(315)	12%

[1]	Includes a before-tax charge of $73 for a litigation settlement in the year ended December 31, 2010.

[2]	The year ended December 31, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree health care costs beginning in 2013.

[3]	The three months ended December 31, 2010 includes an income tax benefit of $18 related to tax adjustments for prior years.

[4]	The year ended December 31, 2010 includes a goodwill impairment of $101, after-tax, related to the purchase of the Federal Trust Corporation. Additionally, the three months ended June 30, 2011 includes an after-tax charge of $74 related to the disposition of Federal Trust Corporation.

[5]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

CONSOLIDATED

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTMENT EARNINGS BEFORE-TAX

	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx	xxxx
						Year Over
	Three Months Ended					Year	Sequential	Year Ended
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	December 31,
	2010	2011	2011	2011	2011	Change	Change	2010	2011	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$736	$719	$744	$711	$723	(2%)	2%	$2,972	$2,897	(3%)
Tax-exempt	125	127	126	125	121	(3%)	(3%)	517	499	(3%)

Total fixed maturities	861	846	870	836	844	(2%)	1%	3,489	3,396	(3%)
Equity securities, trading	131	803	(597)	(1,890)	325	148%	NM	(774)	(1,359)	(76%)
Equity securities, available-for-sale	14	11	8	8	9	(36%)	13%	53	36	(32%)
Mortgage loans	67	63	67	75	76	13%	1%	260	281	8%
Policy loans	31	33	34	32	32	3%	—	132	131	(1%)
Limited partnerships and other alternative investments [2]	75	100	78	67	(2)	NM	NM	216	243	13%
Other [3]	78	81	77	73	70	(10%)	(4%)	329	301	(9%)

Subtotal	1,257	1,937	537	(799)	1,354	8%	NM	3,705	3,029	(18%)
Less: Investment expense	37	26	30	29	31	(16%)	7%	115	116	1%

Total net investment income	$1,220	$1,911	$507	$(828)	$1,323	8%	NM	$3,590	$2,913	(19%)
Less: Equity securities, trading	131	803	(597)	(1,890)	325	148%	NM	(774)	(1,359)	(76%)

Total net investment income excluding trading securities	$1,089	$1,108	$1,104	$1,062	$998	(8%)	(6%)	$4,364	$4,272	(2%)

Annualized investment yield, before-tax [4]	4.5%	4.6%	4.6%	4.3%	4.0%	(0.5)	(0.3)	4.5%	4.4%	(0.1)
Annualized investment yield, after-tax [4]	3.1%	3.2%	3.1%	2.9%	2.8%	(0.3)	(0.1)	3.1%	3.0%	(0.1)

Net Realized Capital Gains (Losses)
Gross gains on sales	$182	$61	$261	$197	$174	(4%)	(12%)	$836	$693	(17%)
Gross losses on sales	(229)	(133)	(98)	(63)	(90)	61%	(43%)	(522)	(384)	26%
Net impairment losses	(59)	(55)	(23)	(60)	(36)	39%	40%	(434)	(174)	60%
Valuation allowances on mortgage loans	2	(3)	26	—	1	(50%)	—	(154)	24	NM
Japanese fixed annuity contract hedges, net [5]	5	(17)	6	9	5	—	(44%)	27	3	(89%)
Periodic net coupon settlements on credit derivatives/Japan [6]	(2)	(7)	(2)	1	(2)	—	NM	(17)	(10)	41%
Results of variable annuity hedge program
U.S. GMWB derivatives, net	208	56	(33)	(323)	(97)	NM	70%	89	(397)	NM
U.S. macro hedge	(303)	(84)	(17)	106	(221)	27%	NM	(445)	(216)	51%

Total U.S. program	(95)	(28)	(50)	(217)	(318)	NM	(47%)	(356)	(613)	(72%)
International program	27	(319)	52	1,132	(90)	NM	NM	11	775	NM

Total results of variable annuity hedge program	(68)	(347)	2	915	(408)	NM	NM	(345)	162	NM
Other net gain (loss) [7]	80	98	(103)	(424)	(30)	NM	93%	(2)	(459)	NM

Total net realized capital gains (losses)	$(89)	$(403)	$69	$575	$(386)	NM	NM	$(611)	$(145)	76%

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

[4]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.

[5]	Relates to the Japanese fixed annuity product (adjustment of product liability for changes in spot currency exchange rates, related derivative hedging instruments, excluding periodic net coupon settlements, and Japan fair value option securities).

[6]	Included in core earnings.

[7]	Primarily consists of gains and losses on non-qualifying derivatives and fixed maturities, FVO, Japan 3Win related foreign currency swaps, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPOSITION OF INVESTED ASSETS

	0000	0000	0000	0000	0000	0000	0000	0000	0000	0000
	December 31,		March 31,		June 30,		September 30,		December 31,
	2010		2011		2011		2011		2011
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$77,820	59.4%	$78,268	60.3%	$78,132	59.3%	$80,263	59.0%	$81,809	60.6%
Fixed maturities, at fair value using fair value option	649	0.5%	1,230	0.9%	1,227	0.9%	1,323	1.0%	1,328	1.0%
Equity securities, trading, at fair value [2]	32,820	25.1%	32,339	24.9%	32,278	24.4%	30,770	22.6%	30,499	22.6%
Equity securities, available-for-sale, at fair value [3]	973	0.7%	993	0.8%	1,081	0.8%	989	0.7%	921	0.7%
Mortgage loans [4]	4,489	3.4%	4,736	3.7%	5,304	4.0%	5,590	4.1%	5,728	4.2%
Policy loans, at outstanding balance	2,181	1.7%	2,181	1.7%	2,188	1.7%	2,176	1.6%	2,001	1.5%
Limited partnerships and other alternative investments [5]	1,918	1.5%	1,972	1.5%	2,028	1.5%	2,506	1.8%	2,532	1.9%
Other investments [6]	1,617	1.2%	640	0.5%	973	0.7%	2,857	2.1%	2,394	1.8%
Short-term investments [7]	8,528	6.5%	7,330	5.7%	8,861	6.7%	9,704	7.1%	7,736	5.7%

Total investments	$130,995	100.0%	$129,689	100.0%	$132,072	100.0%	$136,178	100.0%	$134,948	100.0%
Less: Equity securities, trading	32,820	25.1%	32,339	24.9%	32,278	24.4%	30,770	22.6%	30,499	22.6%

Total investments excluding trading securities	$98,175	74.9%	$97,350	75.1%	$99,794	75.6%	$105,408	77.4%	$104,449	77.4%

Asset-backed securities (“ABS”)	$2,889	3.7%	$3,150	4.0%	$3,297	4.2%	$3,504	4.4%	$3,153	3.9%
Collateralized debt obligations (“CDOs”)	2,611	3.4%	2,674	3.4%	2,575	3.3%	2,465	3.1%	2,487	3.0%
Commercial mortgage-backed securities (“CMBS”)	7,917	10.2%	7,709	9.8%	7,277	9.3%	6,960	8.7%	6,951	8.5%
Corporate	39,884	51.2%	40,913	52.3%	41,629	53.2%	43,316	53.9%	44,011	53.9%
Foreign government/government agencies	1,683	2.2%	1,802	2.3%	1,864	2.4%	1,944	2.4%	2,161	2.6%
Municipal—taxable	1,199	1.5%	1,237	1.6%	1,299	1.7%	1,649	2.1%	1,757	2.1%
Municipal—tax-exempt	10,925	14.0%	11,090	14.2%	11,482	14.7%	11,515	14.3%	11,503	14.1%
Residential mortgage-backed securities (“RMBS”)	5,683	7.3%	5,014	6.4%	5,214	6.7%	5,336	6.6%	5,757	7.0%
U.S. Treasuries	5,029	6.5%	4,679	6.0%	3,495	4.5%	3,574	4.5%	4,029	4.9%

Total fixed maturities, AFS [8]	$77,820	100.0%	$78,268	100.0%	$78,132	100.0%	$80,263	100.0%	$81,809	100.0%

U.S. government/government agencies	$9,918	12.7%	$8,947	11.5%	$8,073	10.3%	$8,423	10.5%	$9,364	11.4%
AAA	10,174	13.1%	10,155	13.0%	9,409	12.0%	10,497	13.1%	10,113	12.4%
AA	15,554	20.0%	15,518	19.8%	15,900	20.4%	15,921	19.8%	15,844	19.4%
A	19,460	25.0%	19,723	25.2%	20,470	26.2%	21,584	26.9%	21,053	25.7%
BBB	19,153	24.6%	20,212	25.8%	20,568	26.3%	20,626	25.7%	21,760	26.6%
BB & below	3,561	4.6%	3,713	4.7%	3,712	4.8%	3,212	4.0%	3,675	4.5%

Total fixed maturities, AFS [8]	$77,820	100.0%	$78,268	100.0%	$78,132	100.0%	$80,263	100.0%	$81,809	100.0%

[1]	Includes $277, $275, $25, $1 and $153 in Corporate at December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

[2]	These assets support the Global Annuity-International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[3]	Includes $97, $100, $100, $96 and $104 in Corporate at December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

[4]	Includes $202, $194, $138, $128 and $0 in Corporate at December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

[5]	Includes real estate joint ventures and hedge fund investments outside of limited partnerships.

[6]	Primarily relates to derivative instruments. Additionally, includes $48, $49, $27, $27 and $29 in Corporate at December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

[7]	Includes $1,780, $1,999, $2,274, $2,293 and $1,437 in the Corporate segment at December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

[8]	Available-for-sale (“AFS”).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPOSITION OF INVESTED ASSETS

LIFE [1]

	00000	00000	00000	00000	00000	00000	00000	00000	00000	00000
	December 31,		March 31,		June 30,		September 30,		December 31,
	2010		2011		2011		2011		2011
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$52,429	52.1%	$52,781	53.3%	$52,834	52.3%	$54,329	51.9%	$55,633	53.3%
Fixed maturities, at fair value using fair value option	639	0.6%	1,217	1.2%	1,214	1.2%	1,314	1.3%	1,317	1.3%
Equity securities, trading, at fair value [2]	32,820	32.6%	32,339	32.7%	32,278	31.9%	30,770	29.4%	30,499	29.3%
Equity securities, available-for-sale, at fair value	502	0.5%	523	0.5%	603	0.6%	563	0.5%	515	0.5%
Mortgage loans	3,915	3.9%	4,162	4.2%	4,578	4.5%	4,779	4.6%	4,979	4.8%
Policy loans, at outstanding balance	2,181	2.2%	2,181	2.2%	2,188	2.2%	2,176	2.1%	2,001	1.9%
Limited partnerships and other alternative investments [3]	957	1.0%	985	1.0%	1,024	1.0%	1,320	1.3%	1,318	1.3%
Other investments [4]	1,486	1.5%	450	0.5%	799	0.8%	2,717	2.6%	2,244	2.2%
Short-term investments	5,631	5.6%	4,398	4.4%	5,565	5.5%	6,619	6.3%	5,641	5.4%

Total investments	$100,560	100.0%	$99,036	100.0%	$101,083	100.0%	$104,587	100.0%	$104,147	100.0%
Less: Equity securities, trading	32,820	32.6%	32,339	32.7%	32,278	31.9%	30,770	29.4%	30,499	29.3%

Total investments excluding trading securities	$67,740	67.4%	$66,697	67.3%	$68,805	68.1%	$73,817	70.6%	$73,648	70.7%

ABS	$2,442	4.7%	$2,655	5.0%	$2,732	5.2%	$2,778	5.1%	$2,491	4.5%
CDOs	2,087	4.0%	2,144	4.1%	2,047	3.9%	1,949	3.6%	1,968	3.5%
CMBS	5,495	10.5%	5,364	10.2%	4,967	9.4%	4,715	8.7%	4,667	8.4%
Corporate	30,204	57.6%	31,218	59.0%	31,595	59.7%	33,007	60.7%	33,719	60.6%
Foreign government/government agencies	1,160	2.2%	1,200	2.3%	1,285	2.4%	1,409	2.6%	1,605	2.9%
Municipal—taxable	1,068	2.0%	1,110	2.1%	1,167	2.2%	1,508	2.8%	1,603	2.9%
Municipal—tax-exempt	2,267	4.3%	2,304	4.4%	2,417	4.6%	2,500	4.6%	2,450	4.4%
RMBS	4,302	8.2%	3,779	7.2%	3,738	7.1%	3,797	7.0%	4,000	7.2%
U.S. Treasuries	3,404	6.5%	3,007	5.7%	2,886	5.5%	2,666	4.9%	3,130	5.6%

Total fixed maturities, AFS	$52,429	100.0%	$52,781	100.0%	$52,834	100.0%	$54,329	100.0%	$55,633	100.0%

U.S. government/government agencies	$6,809	13.0%	$5,939	11.3%	$5,869	11.1%	$5,806	10.7%	$6,509	11.7%
AAA	6,288	12.0%	6,174	11.7%	5,747	10.9%	6,426	11.8%	6,212	11.2%
AA	8,304	15.8%	8,208	15.6%	8,152	15.4%	8,498	15.6%	8,353	15.0%
A	14,177	27.1%	14,551	27.5%	14,873	28.2%	15,798	29.1%	15,528	27.8%
BBB	13,915	26.5%	14,854	28.1%	15,218	28.8%	15,165	27.9%	16,108	29.0%
BB & below	2,936	5.6%	3,055	5.8%	2,975	5.6%	2,636	4.9%	2,923	5.3%

Total fixed maturities, AFS	$52,429	100.0%	$52,781	100.0%	$52,834	100.0%	$54,329	100.0%	$55,633	100.0%

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Life.

[2]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[3]	Includes a real estate joint venture.

[4]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPOSITION OF INVESTED ASSETS

PROPERTY & CASUALTY [1]

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	December 31,		March 31,		June 30,		September 30,		December 31,
	2010		2011		2011		2011		2011
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$25,114	89.7%	$25,212	90.0%	$25,273	88.9%	$25,933	89.3%	$26,023	89.5%
Fixed maturities, at fair value using fair value option	10	—	13	—	13	0.1%	9	—	11	—
Equity securities, available-for-sale, at fair value	374	1.3%	370	1.3%	378	1.3%	330	1.1%	302	1.0%
Mortgage loans	372	1.3%	380	1.4%	588	2.1%	683	2.4%	749	2.6%
Limited partnerships and other alternative investments [2]	961	3.4%	987	3.5%	1,004	3.5%	1,186	4.1%	1,214	4.2%
Other investments [3]	83	0.3%	141	0.5%	147	0.5%	113	0.4%	121	0.4%
Short-term investments	1,117	4.0%	933	3.3%	1,022	3.6%	792	2.7%	658	2.3%

Total investments	$28,031	100.0%	$28,036	100.0%	$28,425	100.0%	$29,046	100.0%	$29,078	100.0%

ABS	$447	1.8%	$495	2.0%	$565	2.2%	$726	2.8%	$651	2.5%
CDOs	524	2.1%	530	2.1%	528	2.1%	516	2.0%	519	2.0%
CMBS	2,422	9.6%	2,345	9.3%	2,310	9.1%	2,245	8.7%	2,284	8.8%
Corporate	9,680	38.5%	9,695	38.5%	10,034	39.7%	10,309	39.7%	10,292	39.5%
Foreign government/government agencies	523	2.1%	602	2.4%	579	2.3%	535	2.1%	551	2.1%
Municipal—taxable	131	0.5%	127	0.5%	132	0.5%	141	0.5%	154	0.6%
Municipal—tax-exempt	8,654	34.5%	8,783	34.8%	9,061	35.9%	9,015	34.8%	9,053	34.8%
RMBS	1,360	5.4%	1,215	4.8%	1,456	5.8%	1,538	5.9%	1,757	6.8%
U.S. Treasuries	1,373	5.5%	1,420	5.6%	608	2.4%	908	3.5%	762	2.9%

Total fixed maturities, AFS	$25,114	100.0%	$25,212	100.0%	$25,273	100.0%	$25,933	100.0%	$26,023	100.0%

U.S. government/government agencies	$2,837	11.3%	$2,737	10.9%	$2,183	8.6%	$2,617	10.1%	$2,718	10.4%
AAA	3,886	15.5%	3,981	15.8%	3,662	14.5%	4,071	15.7%	3,889	14.9%
AA	7,248	28.8%	7,308	28.9%	7,745	30.7%	7,423	28.6%	7,487	28.8%
A	5,280	21.0%	5,170	20.5%	5,596	22.1%	5,785	22.3%	5,525	21.3%
BBB	5,238	20.9%	5,358	21.3%	5,350	21.2%	5,461	21.1%	5,652	21.7%
BB & below	625	2.5%	658	2.6%	737	2.9%	576	2.2%	752	2.9%

Total fixed maturities, AFS	$25,114	100.0%	$25,212	100.0%	$25,273	100.0%	$25,933	100.0%	$26,023	100.0%

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Property & Casualty.

[2]	Includes a real estate joint venture and hedge fund investments outside of limited partnerships.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

GROSS UNREALIZED LOSS AGING

AVAILABLE-FOR-SALE SECURITIES

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	December 31, 2011			December 31, 2010
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss [1] [2]	Cost	Value	Loss [1] [2]
Total AFS Securities

Three months or less	$3,933	$3,672	$(261)	$17,431	$16,783	$(643)
Greater than three months to six months	2,617	2,517	(100)	732	690	(42)
Greater than six months to nine months	1,181	1,097	(84)	438	397	(41)
Greater than nine months to eleven months	106	95	(11)	185	169	(16)
Twelve months or more	11,613	9,324	(2,218)	15,599	12,811	(2,754)

Total	$19,450	$16,705	$(2,674)	$34,385	$30,850	$(3,496)

[1]	As of December 31, 2011, fixed maturities, AFS, represented $2,471, or 92%, of the Company’s total unrealized loss on AFS securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of December 31, 2011 and 2010.

[2]	Unrealized losses exclude the change in fair value of bifurcated embedded derivative features of certain securities. Subsequent changes in fair value are recorded in net realized capital gains (losses).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTED ASSET EXPOSURES

AS OF DECEMBER 31, 2011

	September 30,	September 30,	September 30,
	Cost or		Percent of Total
	Amortized Cost	Fair Value	Invested Assets [1]
Top Ten Corporate and Equity, AFS, Exposures by Sector
Utilities	$8,350	$9,170	8.9%
Financial services	8,242	7,873	7.6%
Consumer non-cyclical	5,985	6,616	6.3%
Technology and communications	4,360	4,742	4.5%
Basic industry	4,114	4,426	4.2%
Energy	3,338	3,704	3.5%
Capital goods	3,330	3,628	3.5%
Consumer cyclical	2,299	2,497	2.4%
Transportation	1,285	1,402	1.3%
Other	914	874	0.8%

Total	$42,217	$44,932	43.0%

Top Ten Exposures by Issuer [2]
Government of Japan [3]	$899	$899	0.8%
Government of United Kingdom	486	512	0.5%
AT&T Inc.	341	405	0.4%
National Grid PLC	332	385	0.4%
State of California	328	352	0.3%
State of Massachusetts	309	342	0.3%
Verizon Communications Inc.	264	305	0.3%
JPMorgan Chase & Co.	319	278	0.3%
Berkshire Hathaway Inc.	230	272	0.3%
Pfizer Inc.	222	262	0.2%

Total	$3,730	$4,012	3.8%

[1]	Excludes equity securities, trading.

[2]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, short-term investments, exposures resulting from derivative transactions and equity securities, trading.

[3]	The majority of these investments are included in fixed maturities, at fair value using the fair value option, and changes in the fair value are recorded in net realized capital gains and losses.